UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-09094

Leuthold Funds, Inc.
(Exact name of registrant as specified in charter)

150 South Fifth Street, Suite 1700, Minneapolis, MN 55402
(Address of principal executive offices) (Zip code)

John Mueller
Leuthold Weeden Capital Management
150 South Fifth Street, Suite 1700, Minneapolis, MN 55402
(Name and address of agent for service)

612-332-9141
Registrant's telephone number, including area code

Date of fiscal year end: September 30, 2019

Date of reporting period:  September 30, 2019

Item 1. Reports to Stockholders.

Annual Report
September 30, 2019

LEUTHOLD FUNDS

Leuthold Core Investment Fund	Leuthold Global Fund
Retail Class Shares LCORX	Retail Class Shares GLBLX
Institutional Class Shares LCRIX	Institutional Class Shares GLBIX

Leuthold Select Industries Fund	Grizzly Short Fund
LSLTX	GRZZX

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds’ website https://funds.leutholdgroup.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically anytime by contacting your financial intermediary (such as a broker-dealer or a bank) or, if you are a direct investor, by calling 1-800-273-6886, sending an e-mail request to publicinfo@sec.gov, or by enrolling at https://funds.leutholdgroup.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Funds, you can call 1-800-273-6886 or send an email request to publicinfo@sec.gov to let the Funds know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Funds held in your account if you invest through your financial intermediary or all Funds held with the fund complex if you invest directly with the Funds.

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this semi-annual report is accurate or complete. Any representation to the contrary is a criminal offense. An investment in the Funds is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Inside Cover - blank

The Leuthold Funds

The Leuthold Funds

Dear Fellow Shareholders:

One year ago, cyclical conditions seemed to be as strong as ever, with analysts and financial journalists, alike, endorsing the stock market like a stock analyst with a “BUY” recommendation. Contrary to that pervasive optimism, our market analysis was suggesting a cautious posture. The divergent picture supplied by our indicators reminded us of a peculiar “SELL” recommendation we came across nearly 30 years ago. The internal memo cited confusingly incompatible reasons for endorsing a “sell”: booming new orders, a record backlog, recent increases in selling prices, and a big dividend hike to boot. The rationale for “selling” instead read like reasons for a “Strong BUY” recommendation. At closer look, that cryptic sell memo’s summary statement explained, “Business conditions are so good that they’re unlikely to show material improvement in the year ahead.” Within a few weeks, the subject stock of that memo made a cyclical (and, in retrospect, “terminal”) price high and the company subsequently failed.

Reminiscent of the counsel from that 30-year-old sell memo’s summary explanation, were business conditions and optimism also “too good” in October 2018? It seems so. Our cautionary stance turned out to be warranted; the S&P 500 fell to within 0.1% of correction territory last October and proceeded to decline until breaching that threshold the day after Thanksgiving. A fast and furious six-day 6% rally ensued, followed by a two-day collapse in early December that was deep enough to challenge the November low. Global central bank liquidity was eroding with the U.S. economy operating beyond full employment and with domestic valuations still historically rich. When Christmas Eve arrived—not with snowfall but with a single-day market freefall of 3%—Leuthold tactical accounts were defensively aligned with 30% net equities. The December 24th decline was the worst-ever recorded for the last trading day before Christmas. Amidst that day’s decline, our tactical accounts took the opportunity to cover a portion of the equity hedge at the lows, lifting exposure back up to 37% from 30%.

That late-2018 stock market setback was the fifteenth S&P 500 decline of 19% or more since WWII, and trader sentiment took a sharp blow. But long-term optimism among consumers and investors was deeply embedded, and stocks bounced 16.2% from the Christmas Eve low through early February 2019. Market breadth accompanying that rally was compelling. The consensus view—with a Powell Put in the back pocket—was that a run toward new highs for U.S. stocks was likely. The strong rebound was persuasive enough that we allowed tactical Funds’ net equity allocations to drift up alongside the market, to around 45%. Our market analysis then officially improved from negative to neutral, so net equities were actively increased to over 50% by April.

Despite the impressive rebound, our quantitative stock market model never improved beyond its neutral zone. The cyclical negatives continued to pile up and, combined with a nudge from May’s technical action, the model moved back down to negative territory at the end of May. Tactical Funds’ net equity exposure was reduced to 45% in response, and it remained at that level through fiscal year end.

U.S. equity valuations are very high, global business cycle indicators continue to erode, and long-term technical non-confirmations remain in place. The chart shows that most equities are not sharing the same experience of the large caps, reflected by the inability of these indices to follow suit with the S&P 500’s repeated attempts to challenge prior highs. However, long-term non-confirmations can persist for many months with no ill effects. One concession for the bulls is that sentiment has stayed remarkably restrained in the face of the market’s stubborn rise. The gradual loss of enthusiasm, though, during the final phase of a bull market likely reflects the underperformance of broadly diversified equity portfolios. Mid caps, small caps, and foreign stocks usually fail to keep up with the blue-chip averages in the later stages of the cycle.

The Leuthold Funds - 2019 Annual Report	1

Through September 30th, it has now been 20 months since global stocks peaked on January 26th, 2018. Those lucky enough to have been invested solely in the S&P 500 and held on for the volatile ride from that point forward, would have a return of +3.6% to show for it. Those who prudently sought to “de-worsify” away from expensive U.S. large caps have paid a heavy price. Returns for mid, small, and micro-cap stocks are at -3%, -3%, and -12%, respectively, since the January 2018 top; EAFE and Emerging Market index results are -14% and -21%, respectively.

The silver lining is that the global bear market, in terms of length, is well advanced. Among many value-oriented, cyclical, non-U.S., and/or small cap stocks, it is quite well advanced based on price as well. Two-tiered markets like the current one eventually present active managers with career-making opportunities, as experienced by those who resisted the overvalued mega caps in early 2000. In that unusual case, the best day to sell the S&P 500 (March 24th, 2000) turned out to be an outstanding day to buy everything else that had been out of favor up to that time.

This year’s rebound closely tracks the 1998-99 rally, and leadership has become just as dangerously concentrated. We don’t expect an identical buying opportunity as 2000, but one never knows. Following the March 2000 stock market peak, the economy expanded for eleven more months while large cap growth investors racked up large losses—losses of which undoubtedly contributed to the onset of the 2001 recession. A similar economic sequence is likely to play out in 2020 if U.S. large caps break down in coming months.

The last decade has been incredible for the S&P 500—but that’s partly because the index was oversold almost half the time in the prior decade (2000-2009). The 2009-2019 experience has been truly passively driven, “set it and forget it” for investment success. The upcoming ten years are likely to be much more challenging; however, we expect this will present the conditions for active managers to add great value and demonstrate the benefits of having flexibility to adjust asset exposures and shift between the range of equity styles as needed.

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ANNUAL PERFORMANCE REVIEW

Tactical Asset Allocation—Domestic & Global

The Leuthold Core Investment Fund and Leuthold Global Fund began the fiscal year with a cautious stance toward the stock market. Net equity exposure for each averaged about 40% during the fourth quarter of 2018, thus both Funds fared well versus their respective 100% equity benchmarks as the market sold off in December. As a response to the December plunge, the Fed capitulated and eased off its policy guidance for “measured tightening,” emphasizing that it would be patient with future rate decisions. The market rallied and our quantitative work began to improve due to strong momentum across price indices and breadth measures. By April, these factors had driven our stance up to a neutral posture toward stocks and the net equity positions were lifted to the 54% range. This was short-lived, as technical gauges and economic trends deteriorated, pushing our indicators back to a negative outlook in June. Net equities were cut back to 45% and remained there through fiscal year end.

For the twelve months through September, the Leuthold Core Investment Fund posted a +1.21% total return (retail share class). Its peer group, Morningstar Tactical Allocation, trailed the Leuthold Core Investment Fund with a total return of -0.32%. The fully invested S&P 500 benchmark produced a +4.25% total return.

The Leuthold Global Fund had a -3.97% total return for the fiscal year (retail share class), lagging its peer-fund category, the Morningstar World Allocation average (+1.50% total return) by nearly 550 basis points. Compared to the fully invested MSCI All Country World Index (ACWI) +1.38% total return, the Leuthold Global Fund underperformed by a similar spread.

Underperformance disparities versus each Fund’s fully invested benchmark are partially linked to long stock allocations being confined at much lower levels during the strong rallies of the last twelve months. Further widening of the performance gaps was directly related to long equity results.

Tactical Long Equity Exposure

The monthly-average long stock position during the fiscal year was 56% for both Leuthold tactical Funds. Mirroring U.S. stocks’ dominance over foreign stocks, there was a conspicuous difference between the two Funds’ equity results; the Leuthold Core Investment Fund’s U.S.-traded stocks returned +1.13%, in contrast to the more globally concentrated Leuthold Global Fund’s equity performance of -7.26%. The Leuthold Core Investment Fund’s long equity segment was behind its benchmark’s corresponding allotment by 300 basis points, and the Leuthold Global Fund’s long stock holdings lagged by an appreciably higher spread of about 860 basis points. In June, the Leuthold Core Investment Fund added a small allocation to emerging market equities, but it was not value-added through fiscal year end (-3.15%). Specifics of tactical Funds’ long stock performance will follow under “Long Equity Exposure—Domestic & Global.”

Tactical Equity Hedge

With the market freefall into the Christmas Eve low, both Funds benefited from their defensive postures. The hedge added nearly 3% to the Leuthold Core Investment Fund in the last three months of 2018, and it boosted the Leuthold Global Fund by 2%. With the ensuing stock market recovery in 2019, the equity hedge experienced gains in only two other months, May and August. For the full fiscal year, with a monthly average weight of 11-12%, the equity hedge had net negative performance, but it did not detract from either Funds’ results because the gains from earlier in the year nullified the losses.

The Leuthold Funds - 2019 Annual Report	3

Tactical Fixed Income

The Funds were underweight fixed income all year, with a 21% average weight (normal minimum is 30%). Duration was kept at the short end of the scale compared to the benchmark. Assets were spread across securities with varying risk profiles and exposures. Developed Market Sovereign Debt was the largest subclass at a 13% average weight; Quality Corporate Bonds and Emerging Market Sovereign Debt were also full-year components with small positions of 4% and 1-1.5%, respectively. MBS Bond Funds were acquired in January at an average monthly holding of 1%, while a persistent lack of inflation triggered the July sale of the 1-1.5% allocation to TIPs. All the fixed income subsets had net gains, but the bearing on performance was immaterial because of the relatively insignificant weights in relation to net returns.

We look forward to raising our fixed income stake when interest rates progress enough to create more attractive opportunities.

Commodities

This 3% portfolio share was initiated in May of 2018, due to expectations that inflation pressures were heating up while interest rates and commodities’ prices appeared to be on the upswing. The focus initially included economic exposure to a mixed basket of heavily traded commodities from the sectors of energy, industrial metals, precious metals, and agriculture. With the Fed putting the brakes on normalizing interest rates in early 2019, inflation fears diminished. That, along with the continuation of a broad-based global manufacturing sector slowdown and a weaker dollar, the cyclical case for industrial metals was no longer justifiable, so that segment of the investment was deactivated in mid-2019. The sale proceeds were added to the gold portion, which offers defense, diversification, and it benefits from a softening dollar. The Funds’ commodities allocation, overall, returned 5% for the fiscal year but it did not have a measurable effect on performance.

Long Equity Exposure—Domestic & Global

Leuthold Select Industries (SI) Fund and Leuthold Global Industries (GI) Strategy are fully invested stock portfolios. Both use the firm’s decades’ old group-based investment model—a top-down methodology which, firstly, identifies industry groups that appear poised to become market leaders in the given environment, and next, invests in a selection of representative stocks that are highly attractive using a disciplined value-oriented process. Leuthold SI Fund is the domestic version and employs U.S.-traded securities. The Leuthold GI Strategy targets at least 40% of assets in stocks traded on global exchanges outside the United States.

For the fiscal year ended September 30, 2019, the Leuthold SI Fund had a total return of -0.19%; it outperformed its peer category, Morningstar Mid Cap Blend (-1.45% total return), but lagged the relative resiliency of the S&P 500 (+4.25% total return). The Leuthold GI strategy produced an -8.52% total return (Global Industries, L.P., net performance), which trailed both the MSCI ACWI and the Morningstar World Large Stock peer category (+1.38% and +0.87% total returns, respectively).

Equity Sector And Industry Group Drivers

The Funds’ equity rotation-driven approach will often result in lopsided weights among broad sectors and industry groups versus the benchmarks. The quantitative methodology intends to find themes that appear intact to expand market leadership and/or uphold existing strength; it attempts to avoid industries that may be on the cusp of a downturn because of the market backdrop or other economic dynamics. Concentrating holdings among the highest rated industries, per our model, has proven successful in providing alpha over the long term.

4	The Leuthold Funds - 2019 Annual Report

Communication Services, Information Technology (IT), and Consumer Staples were the top three sectors that drove the U.S. stock market higher over the last twelve months; Communication Services and IT were also two of the best sector performers in the SI Fund. The IT weight in the SI Fund was about the same as that of the benchmark, at 21%, although IT group/stock selection within the Fund was far better, adding over 250 basis points over the index IT results. The SI Fund’s Communication Services average position during the year (7%) was underweight the benchmark by about 200 basis points and, while it was additive to Fund performance, having a smaller share prompted the underperformance when compared to the benchmark’s corresponding sector results. Industry group concentrations that boosted SI Fund performance from these two sectors were: Semiconductor Equipment, Data Processing/Outsourced Services, Integrated Telecom, Cable & Satellite, and Communications Equipment.

The market sectors of Consumer Discretionary, Financials, and Industrials were also strong performers for the SI Fund, each of which outpaced the benchmark’s sector returns. Among these, the SI Fund’s weight in Consumer Discretionary (22% average) and Industrials (17%) were nearly double those of the index, while it had about half (6%) of the benchmark’s Financials weight. These sectors’ outperformance in the SI Fund was attributable to a wide range of industry positions; the leading groups were: General Merchandise Stores, Homebuilding, Environmental & Facilities Services, Consumer Finance, Automotive Retail, Railroads, and Airlines.

As has been the case throughout this ten-plus-year bull market, global stocks were weak over the last twelve months in comparison to U.S. large caps. Global equity sector performance was led by Consumer Staples, Information Technology, Utilities, and Real Estate. Of those, Consumer Staples was a small positive contributor to GI Strategy return, but it was only a 1.5% average weight during the year. Utilities and Real Estate were not represented in the GI Strategy at all; hence, there was no benefit from the upside of those global sectors as reflected by the benchmark. IT was held at an overweight in the GI Strategy (23% versus the benchmark’s 15%), but industry/stock allocation was ineffective, as despite the big emphasis, its contribution to GI Strategy performance trailed the benchmark by 71 basis points. Semiconductor Equipment and Data Processing/Outsourced Services were two IT holdings in the GI Strategy that did outperform.

Consumer Discretionary and Financials were the best performing sectors in the GI Strategy and, in spite of being underweight, each outperformed the corresponding benchmark sector. This indicates that the GI Strategy’s industry selection within those sectors was especially productive. Outperforming groups related to these sectors were: Homebuilding, Consumer Finance, and Property & Casualty Insurance. Communication Services (14% average weight) and Industrials (4%) were the other small net-additive sector contributors to the GI Strategy return.

Domestically, unfavorable results came from the Health Care and Energy sectors and, among global sectors, these were also the biggest detractors, in addition to Materials. Lingering policy risks within the U.S. Health Care industry increasingly rattled investor confidence and we can point to the SI Fund’s overexposure to that sector as the key dynamic that led to its disappointing underperformance. Health Care was an average weight of 21% in the SI Fund versus the benchmark’s 15% weight and, although the position was actively reduced from 26% last October, to an underweight 12% as of fiscal year end, it was costly. The Fund experienced a loss of over 580 basis points compared to the benchmark’s 60 basis point offset from Health Care. Within the GI Strategy, Health Care was also overweight the index by the same degree as the SI Fund and it assembled a loss of 200 basis points versus the benchmark’s minimal 27 basis point downside. The SI Fund benefited from having zero Energy investments during the year, while its benchmark yielded a 130 basis point loss with its related interest. The GI Strategy, on the other hand, had an Energy overweight (12% versus the benchmark’s 6%). This impaired the GI Strategy by nearly 400 basis points against the MSCI ACWI loss of 100 basis points. The other net detractor for the GI Strategy, Materials (6% weight, on par with the benchmark), triggered a 350 basis point loss relative to the 20 basis point decline affiliated with the MSCI ACWI.

The Leuthold Funds - 2019 Annual Report	5

At the industry group level, detractors aligned with the poor sector results specific to the SI Fund included Health Care Services, Biotechnology, and Drug Retail. Managed Health Care and Health Care Facilities were letdowns for both SI and GI portfolios. GI Strategy group losses associated with Energy and Materials were plentiful. The largest involved Oil & Gas Refining, Oil & Gas Exploration, Paper & Forest Products, Diversified/Precious Metals, Integrated Oil & Gas, Steel, Commodity Chemicals, and Coal.

Global/Foreign Exposure Attribution

With the SI Fund and, to a larger extent the GI portfolio, concentrations in developed market and emerging market stocks are essentially arbitrary, the result of: 1) the composition of groups identified as quantitatively attractive; and, 2) valuation appeal based on the quantitative stock-selection model. Some industries are inclined to have a stronger presence in developed markets versus emerging markets, and the other way around.

The domestically traded Leuthold SI Fund can, at times, have a significant level of foreign stocks, which is obtained through ADR/ADS securities traded on U.S. exchanges. The degree thereof has the potential to materially affect SI Fund performance, both on an absolute basis and relative to the S&P 500. For the full fiscal year, there was an average foreign weight of 7% in the SI Fund. This broke down to 53% in developed markets (ex-U.S.) and 47% in emerging markets. As illustrated by the twelve-month MSCI ACWI Ex-USA and the MSCI EM index returns of -1.23% and -2.02%, respectively, through September 30th, the SI Fund’s foreign-domiciled stocks were a hindrance to the portfolio’s overall underperformance gap.

The Leuthold GI Strategy aims to have a minimum of 40% in foreign-traded stocks; however, specific countries or regions are not openly targeted. The quantitative approach builds the portfolio by selecting stocks across the globe that appear to best characterize the industry concentrations of which the disciplines identify as having the most attractive growth potential. During the last twelve months, on average, U.S. stocks comprised 54% of portfolio assets; developed market stocks (ex-U.S.) incorporated 33% of assets, and emerging market stocks consisted of a 13% weight. Over the fiscal year, there was little fluctuation between the three segments’ portfolio weights.

The configuration of sector/industry investments in the GI Strategy’s U.S. position was detractive to performance for the fiscal year. Alternatively, the 53% portion of its benchmark (MSCI ACWI) that is dedicated to U.S. stocks returned solid results, over 350 basis points above that of the GI Strategy. As far as GI Strategy country exposure, a handful were additive. Taiwan, Ireland, Thailand, and Denmark had profitable results; allocation weights ranged in size from 0.3% to 1.7% and each outperformed the corresponding segment of the MSCI ACWI.

The largest country detractors for the GI Strategy were Japan, Australia, United Kingdom, South Korea, Finland, and the United States. All had losses and underperformed the benchmark’s associated allocations, again indicating that the Fund’s selection of industries/stocks within these countries was not constructive. Based on the disciplines that determined industry groups in which to invest, there were 33 countries that the GI Strategy was exposed to at some point during the year.

Concerning global currency movements, the Leuthold GI Strategy does not proactively make adjustments for the effects of fluctuation. While some global investment approaches do use currency-hedging practices, they are expensive and are not guaranteed to be value-added. The GI Strategy incorporates a U.S. dollar-based relative strength component among its quantitative inputs; this aims to distinguish broad FX-market trends of which to potentially capitalize. Currency movement was generally not a big driver of portfolio performance during the last twelve months. The U.S. dollar was moderately higher over this time, up about 4%. The GI Strategy has been equal-to-overweight the dollar, which contributed about 20 basis points to the portfolio’s relative performance. During the prior fiscal year, strength in the U.S. dollar created a headwind for our global equity strategy. In the end, the forces behind U.S. dollar strength/weakness largely balance out over time, just as the last two years’ experience illustrates.

6	The Leuthold Funds - 2019 Annual Report

Short-Only Domestic Equity

The Grizzly Short Fund is 100% short individual stocks. The goal is to profit when stock prices fall. This is an actively managed and quantitative methodology that identifies mid/large cap stocks which appear to be overvalued and vulnerable to a price decline. These are companies with ample liquidity and are not thought to be at risk of going out of business.

For the fiscal year ended September 30, 2019, the Grizzly Short Fund produced a -7.62% total return, trailing the average total return of -5.46% of its peer group, the Lipper Dedicated Short Bias category. The Grizzly Short Fund also fell behind the inverse results of the S&P MidCap 400 (-2.49% total return) and the inverse S&P 500 (+4.25% total return).

The Grizzly Short Fund often has well-defined sector/group overweights and/or underweights due to the disciplines that may detect common frailties among stocks across the same industry (which results in an overweight within the Fund); industries exhibiting collective stock market strength will either be underweight or have zero allocation in the portfolio. Because the S&P 500 maintains a static allotment to sectors/industries, regardless of shifting market leadership, we expect any Grizzly Short Fund/S&P 500 sector deviations to ultimately result in a meaningful advantage for the Fund. Outsized sector/group positions in the Fund may also be a drawback during times of short-term leadership collisions or erratic market reversals.

Short-Equity Sector And Industry Group Drivers

Nine of the eleven broad sectors incorporated in the Grizzly Short Fund’s portfolio detracted from performance. The worst came from Consumer Discretionary exposure on both an absolute and relative basis; its average portfolio weight was about the same as the benchmark (14%), yet it trailed that corresponding position by 275 basis points. The Fund’s Information Technology investment was similarly detractive; despite being underweight the benchmark allocation (23% versus 26%, respectively), its result was 44 basis points worse and was subtractive by 300 basis points on the whole. Among these sectors, stocks sold short that were the most damaging to return were from the industries of: Internet & Direct Marketing Retail, Restaurants, Semiconductors, and Electronic Manufacturing Services.

The sectors of Health Care (11% weight) and Materials (7%) each detracted by 1.6% on average, while Financials (8%) and Industrials (14%) contributed 1% apiece to the year’s decline. All underperformed the benchmark’s associated sector results, with divergences ranging from -15 to -200 basis points. Group concentrations from these sectors with the most sizable effect on the Fund’s fiscal year loss included Health Care Equipment, Health Care Supplies, Gold Miners, Thrifts & Mortgage Finance, and Research/Consulting Services.

Sector losses from Utilities (2% average weight), Real Estate (2%), and Communication Services (1%) combined to detract over 120 basis points from the Grizzly Short Fund’s fiscal year return; each was underweight the benchmark. There were not any specific industries that had a particularly large influence from these areas, as losses were spread out across miscellaneous stock investments. On a relative basis, Utilities and Real Estate did outperform by losing less than the benchmark’s related shares.

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The Energy sector (8% weight) was the sole winner for the Grizzly Short Fund over the last twelve months; it was an overweight compared to the benchmark (5%) and it outperformed by over 300 basis points. Each of the Energy group investments throughout the year had net positive contributions to return. The most successful was Oil & Gas Equipment/Services, followed by Oil & Gas Exploration/Production. The Consumer Staples sector did not have an impact on the year’s results, and it was underweight at a 5% share. In comparison, the benchmark’s 7% weight earned a loss of over 100 basis points.

As noted, unlike the static S&P 500 sector/group weights, sector concentrations and industry group compositions have the potential to fluctuate considerably in the Grizzly Short Fund. Due to that, sector and sub-industry group concentrations utilize weighting controls to avoid the vulnerability of overexposure to a limited range. There are disciplined measures incorporated that will initiate short-covering action to: 1) lock in a partial gain; or, 2) rein in a loss. In addition, the Fund’s individual stocks are similarly weighted across the portfolio. It is therefore unlikely that a select few stocks could have an overwhelming effect on performance, as is the case in a cap-weighted index like the S&P 500. Stocks in the portfolio are closely monitored on an intra-day basis and investors should expect high turnover.

It was a volatile twelve months for the stock market and the Grizzly Short Fund experienced the same performance roundtrips (up and down) on an inverse basis. Current economic uncertainty continues to weigh on the minds of investors, and the Grizzly Short Fund is situated to capitalize on impending market weakness. In the meantime, as the bull market seems to be tracing out a market top, investors should expect it to be difficult for a short-selling strategy. However, the increasingly narrow market breadth offers opportunities for the Grizzly Short Fund. Frontpage emphasis on “new market highs” disguises the level of weakness among stocks not represented by the blue-chip index headliners.

“The Broader The Top, The Deeper The Drop.” … Anonymous

On October 4th, the average global stock (measured by the equal-weighted MSCI ACWI) closed down 15.5% from its January 2018 peak, while the “ex-U.S.” version of that index is near bear territory, with a loss of 19.8%. The Value Line Arithmetic Composite—probably the best proxy for the average domestic stock portfolio—still trades about 10% below its August 2018 peak. And, it has been more than 20 months since the NYSE Composite printed a new bull market high. These numbers, buried on the back page, support our less-fashionable opinion that the action of the last 20+ months represents a drawn-out cyclical topping process. Despite record earnings, record profit margins, and an historic U-turn in Fed policy, the most weatherproof equity benchmark in the world—the S&P 500—has gained less than 4% since global stocks topped-out in January 2018.

Valuations and the economic backdrop call for extreme caution. Technically, though, the hardiness of U.S. blue chips has prevented our market analysis from suffering a serious collapse deep into the negative zone. Our tactical Funds are positioned with net equities of 45% in early October 2019, and the allotment to overvalued mega caps is especially light.

Looking forward, we think the U.S. market will eventually revisit (and probably undercut) last December’s lows. Although, a two-tiered market like the last 20 months can produce some surprising opportunities, just like the late 1990s’ two-tiered market. We’ll look to our disciplines and analysis tools to direct changes within our equity concentrations and to adjust tactical Funds’ net equity levels as needed; however, tactical equity levels will likely remain below average until valuations see a significant reset.

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Whether the next year brings more record stock market highs, more volatility, or a bear market and a recession, Leuthold long stock portfolios have the means to navigate and do relatively well throughout. All strategies experience shortcomings and headwinds with certain market dynamics, but overall, our equity group rotation has historically guided the portfolios to concentrations of leadership in all types of markets. In unproductive conditions there will continue to be profitable themes; the goal is that our technical analyses will expose opportunities of which our portfolios can take advantage and result in outperformance against the benchmarks—and sometimes that means “losing less.” Within our tactical Funds, being effective at both preserving and growing shareholder principal entails the tall task of minimizing losses on the downside. Our quantitative disciplines and our hedging capability render our approach better equipped than most of our peers during difficult stock market environments.

This has been an unprecedented bull market, both in terms of duration and return. Currently there are many red flags, including stretched corporate balance sheets with extreme leverage, and cyclically high profitability; we believe that a very challenging phase is imminent. The timing of the ultimate U.S. market peak is the X-factor. Admittedly, we’ve been anticipating the manifestation of this for some time. Luckily, unlike most firms, our strategies are not required to follow rigid mandates and align portfolios to comply with a narrow set of stock characteristics. The flexibility built into Leuthold Funds’ investment strategies offers the latitude to adapt as market leadership and the economic environment develop through their natural cycles. We will always manage the Funds with shareholders’ interests at heart. Being shareholders, ourselves, we can assure you that we strive to obtain the best possible outcomes under the given circumstances.

We welcome you to contact us at any time if you have questions or would like to give us feedback.

Sincerely,

Doug Ramsey, CFA, CMT
CIO & Co-Portfolio Manager

Chun Wang, CFA, PRM	Scott Opsal, CFA	Jun Zhu, CFA, CAIA
Co-Portfolio Manager	Co-Portfolio Manager	Co-Portfolio Manager

Greg Swenson, CFA	Kristen Perleberg, CFA
Co-Portfolio Manager	Co-Portfolio Manager

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The Leuthold Funds

Expense Examples – September 30, 2019 (Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held the entire period (April 1, 2019 – September 30, 2019).

Actual Expenses

The first line of the following tables provides information about actual account values and actual expenses. Although the Funds charge no sales load (the Leuthold Core Investment Fund and Leuthold Global Fund charge a 2% redemption fee for redemptions made within five business days after a purchase), you will be assessed fees for outgoing wire transfers, returned checks, or stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Funds’ transfer agent. If you request a redemption be made by wire transfer, currently a $15.00 fee is charged by the Funds’ transfer agent. To the extent that the Funds invest in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which a Fund invests in addition to the expenses of the Fund. Actual expenses of the underlying funds are expected to vary by fund. These expenses are not included in the following examples. The examples include, but are not limited to, management fees, shareholder servicing fees, fund accounting, custody, and transfer agent fees. However, the following examples do not include portfolio trading commissions and related expenses, and extraordinary expenses as determined under generally accepted accounting principles. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Examples for Comparison Purposes

The second line of the following tables provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the second line of the tables is useful in comparing ongoing costs only and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

The Leuthold Funds - 2019 Annual Report	11

The Leuthold Funds

Expense Example Tables (Unaudited)

Leuthold Core Investment Fund - Retail Class - LCORX

	Beginning Account Value April 1, 2019	Ending Account Value September 30, 2019	Expenses Paid During Period* April 1, 2019 - September 30, 2019
Actual**	$1,000.00	$1,036.10	$ 6.58
Hypothetical (5% return before expenses)***	1,000.00	1,018.60	6.53

*	Expenses are equal to the Fund’s annualized expense ratio of 1.29%, multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.
**	Excluding dividends and interest on securities sold short, your actual cost of investment in the Fund would be $6.13 and the Fund’s annualized expense ratio would be 1.20%.
***	Excluding dividends and interest on securities sold short, your hypothetical cost of investment in the Fund would be $6.07 and the Fund’s annualized expense ratio would be 1.20%.

Leuthold Core Investment Fund - Institutional Class - LCRIX

	Beginning Account Value April 1, 2019	Ending Account Value September 30, 2019	Expenses Paid During Period* April 1, 2019 - September 30, 2019
Actual**	$1,000.00	$1,037.10	$ 6.08
Hypothetical (5% return before expenses)***	1,000.00	1,019.10	6.02

*	Expenses are equal to the Fund’s annualized expense ratio of 1.19%, multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.
**	Excluding dividends and interest on securities sold short, your actual cost of investment in the Fund would be $5.62 and the Fund’s annualized expense ratio would be 1.10%.
***	Excluding dividends and interest on securities sold short, your hypothetical cost of investment in the Fund would be $5.57 and the Fund’s annualized expense ratio would be 1.10%.

Leuthold Global Fund - Retail Class - GLBLX

	Beginning Account Value April 1, 2019	Ending Account Value September 30, 2019	Expenses Paid During Period* April 1, 2019 - September 30, 2019
Actual**	$1,000.00	$1,006.50	$ 9.46
Hypothetical (5% return before expenses)***	1,000.00	1,015.64	9.50

*	Expenses are equal to the Fund’s annualized expense ratio of 1.88%, multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.
**	Excluding dividends and interest on securities sold short, your actual cost of investment in the Fund would be $8.25 and the Fund’s annualized expense ratio would be 1.64%.
***	Excluding dividends and interest on securities sold short, your hypothetical cost of investment in the Fund would be $8.29 and the Fund’s annualized expense ratio would be 1.64%.

Leuthold Global Fund - Institutional Class - GLBIX

	Beginning Account Value April 1, 2019	Ending Account Value September 30, 2019	Expenses Paid During Period* April 1, 2019 - September 30, 2019
Actual**	$1,000.00	$1,007.80	$ 8.20
Hypothetical (5% return before expenses)***	1,000.00	1,016.90	8.24

*	Expenses are equal to the Fund’s annualized expense ratio of 1.63%, multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half year period.
**	Excluding dividends and interest on securities sold short, your actual cost of investment in the Fund would be $7.00 and the Fund’s annualized expense ratio would be 1.39%.
***	Excluding dividends and interest on securities sold short, your hypothetical cost of investment in the Fund would be $7.03 and the Fund’s annualized expense ratio would be 1.39%.

12	The Leuthold Funds - 2019 Annual Report

The Leuthold Funds

Expense Example Tables (Unaudited) (continued)

Leuthold Select Industries Fund - Retail Class - LSLTX

	Beginning Account Value April 1, 2019	Ending Account Value September 30, 2019	Expenses Paid During Period* April 1, 2019 - September 30, 2019
Actual	$1,000.00	$1,056.10	$7.73
Hypothetical (5% return before expenses)	1,000.00	1,017.55	7.59

*	Expenses are equal to the Fund’s annualized expense ratio of 1.50%, multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half period.

Grizzly Short Fund - Retail Class - GRZZX

	Beginning Account Value April 1, 2019	Ending Account Value September 30, 2019	Expenses Paid During Period* April 1, 2019 - September 30, 2019
Actual**	$1,000.00	$ 978.10	$ 11.65
Hypothetical (5% return before expenses)***	1,000.00	1,013.29	11.86

*	Expenses are equal to the Fund’s annualized expense ratio of 2.35%, multiplied by the average account value over the period, multiplied by 183/365 to reflect the one-half period.
**	Excluding dividends and interest on securities sold short, your actual cost of investment in the Fund would be $7.88 and the Fund’s annualized expense ratio would be 1.59%.
***	Excluding dividends and interest on securities sold short, your hypothetical cost of investment in the Fund would be $8.04 and the Fund’s annualized expense ratio would be 1.59%.

The Leuthold Funds - 2019 Annual Report	13

The Leuthold Funds

(Unaudited)

Leuthold Core Investment Fund

Allocation of Portfolio Holdings
September 30, 2019

Leuthold Global Fund
Allocation of Portfolio Holdings
September 30, 2019

^	Amount is less than 0.05%.

Reflected as a percent of absolute value of investments and securities sold short.

14	The Leuthold Funds - 2019 Annual Report

The Leuthold Funds

(Unaudited)

Leuthold Select Industries Fund
Allocation of Portfolio Holdings
September 30, 2019*

Grizzly Short Fund
Allocation of Securities Sold Short
September 30, 2019

*	Excludes short-term investments less than 5% of net assets.

Reflected as a percent of absolute value of investments and securities sold short.

The Leuthold Funds - 2019 Annual Report	15

Leuthold Core Investment Fund - Retail Class - LCORX

(Unaudited)

Average Annual Rate of Return For Periods Ended
September 30, 2019

	1 Year	3 Year	5 Year	10 Year	Since Inception
Leuthold Core Investment Fund - Retail Class - LCORX	1.21%	6.09%	4.80%	5.62%	8.04%
Lipper Flexible Portfolio Fund Index	3.68%	7.18%	5.17%	7.36%	6.37%
S&P 500 Index	4.25%	13.39%	10.84%	13.24%	9.02%
Morningstar Tactical Allocation Index	(0.32)%	4.55%	2.71%	4.51%	4.97%
Bloomberg Barclays Global Aggregate Index	7.60%	1.59%	1.99%	2.34%	n/a

A $10,000 investment in the Leuthold Core Investment Fund – Retail Class - LCORX

The Lipper Flexible Portfolio Funds Index is composed of funds that allocate investments across various asset classes with a focus on total return, as defined by Lipper.

The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of the 500 stocks, which represent all major industries.

The Morningstar Tactical Allocation Index is comprised of funds that incorporate a tactical asset allocation strategy which is the process by which the asset of a fund is changed on a short-term basis to take advantage of perceived differences in relative values of the various asset classes.

The Bloomberg Barclays Global Agregate Index provides a broad-based measure of the global investment grade fixed-rate debt markets. It is comprised of the U.S. Aggregate, Pan-European Aggregate, the Asian-Pacific Aggregate Indices, and the Canadian Aggregate Indices. It also includes a wide range of standard and customized sub-indices by liquidity constraint, sector, quality, and maturity.

Index figures do not take any expenses, fees, or taxes into account, but mutual fund returns do. The indices are used herein for comparative purposes in accordance with the U.S Securities and Exchange Commission regulations.

This chart assumes an initial gross investment of $10,000 made on November 20,1995 (commencement of operations). Returns shown include the reinvestment of all dividends. The Fund’s past performance is not necessarily an indication of its future performance. It may perform better or worse in the future. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

16	The Leuthold Funds - 2019 Annual Report

Leuthold Core Investment Fund - Institutional Class - LCRIX

(Unaudited)

Average Annual Rate of Return For Periods Ended
September 30, 2019

	1 Year	3 Year	5 Year	10 Year	Since Inception
Leuthold Core Investment Fund - Institutional Class - LCRIX	1.33%	6.22%	4.91%	5.73%	5.31%
Lipper Flexible Portfolio Fund Index	3.68%	7.18%	5.17%	7.36%	5.64%
S&P 500 Index	4.25%	13.39%	10.84%	13.24%	8.63%
Morningstar Tactical Allocation Index	(0.32)%	4.55%	2.71%	4.51%	3.26%
Bloomberg Barclays Global Aggregate Index	7.60%	1.59%	1.99%	2.34%	3.71%

A $1,000,000 investment in the Leuthold Core Investment Fund – Institutional Class - LCRIX

The Lipper Flexible Portfolio Funds Index is composed of funds that allocate investments across various asset classes with a focus on total return, as defined by Lipper.

The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of the 500 stocks, which represent all major industries.

The Morningstar Tactical Allocation Index is comprised of funds that incorporate a tactical asset allocation strategy which is the process by which the asset of a fund is changed on a short-term basis to take advantage of perceived differences in relative values of the various asset classes.

The Bloomberg Barclays Global Aggregate Index provides a broad-based measure of the global investment grade fixed-rate debt markets. It is comprised of the U.S. Aggregate, Pan-European Aggregate, the Asian-Pacific Aggregate Indices, and the Canadian Aggregate Indices. It also includes a wide range of standard and customized sub-indices by liquidity constraint, sector, quality, and maturity.

Index figures do not take any expenses, fees, or taxes into account, but mutual fund returns do. The indices are used herein for comparative purposes in accordance with the U.S Securities and Exchange Commission regulations.

This chart assumes an initial gross investment of $1,000,000 made on January 31, 2006 (commencement of operations). Returns shown include the reinvestment of all dividends. The Fund’s past performance is not necessarily an indication of its future performance. It may perform better or worse in the future. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

The Leuthold Funds - 2019 Annual Report	17

Leuthold Global Fund - Retail Class - GLBLX

(Unaudited)

Average Annual Rate of Return For Periods Ended

September 30, 2019

	1 Year	3 Year	5 Year	10 Year	Since Inception
Leuthold Global Fund - Retail Class - GLBLX	(3.97)%	2.24%	1.43%	4.94%	3.72%
MSCI ACWI	1.38%	9.71%	6.65%	8.35%	5.73%
Bloomberg Barclays Global Aggregate Index	7.60%	1.59%	1.99%	2.34%	2.89%
S&P 500 Index	4.25%	13.39%	10.84%	13.24%	10.08%

A $10,000 investment in the Leuthold Global Fund - Retail Class - GLBLX

The MSCI ACWI (All Country World Index) captures large- and mid-cap representation across 23 Developed Market (DM) and 26 Emerging Market (EM) countries.

The Bloomberg Barclays Global Aggregate Index provides a broad-based measure of the global investment grade fixed-rate debt markets. It is comprised of the U.S. Aggregate, Pan-European Aggregate, the Asian-Pacific Aggregate Indices, and the Canadian Aggregate Indices. It also includes a wide range of standard and customized sub-indices by liquidity constraint, sector, quality, and maturity.

The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of the 500 stocks, which represent all major industries.

Index figures do not take any expenses, fees, or taxes into account, but mutual fund returns do. The indices are used herein for comparative purposes in accordance with the U.S Securities and Exchange Commission regulations.

This chart assumes an initial gross investment of $10,000 made on July 1, 2008 (commencement of operations). Returns shown include the reinvestment of all dividends. The Fund’s past performance is not necessarily an indication of its future performance. It may perform better or worse in the future. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

18	The Leuthold Funds - 2019 Annual Report

Leuthold Global Fund - Institutional Class - GLBIX

(Unaudited)

Average Annual Rate of Return For Periods Ended

September 30, 2019

	1 Year	3 Year	5 Year	10 Year	Since Inception
Leuthold Global Fund - Institutional Class - GLBIX	(3.70)%	2.49%	1.66%	5.17%	3.80%
MSCI ACWI	1.38%	9.71%	6.65%	8.35%	4.92%
Bloomberg Barclays Global Aggregate Index	7.60%	1.59%	1.99%	2.34%	2.74%
S&P 500 Index	4.25%	13.39%	10.84%	13.24%	9.24%

A $1,000,000 investment in the Leuthold Global Fund - Institutional Class - GLBIX

The MSCI ACWI (All Country World Index) captures large- and mid-cap representation across 23 Developed Market (DM) and 26 Emerging Market (EM) countries.

The Bloomberg Barclays Global Aggregate Index provides a broad-based measure of the global investment grade fixed-rate debt markets. It is comprised of the U.S. Aggregate, Pan-European Aggregate, the Asian-Pacific Aggregate Indices, and the Canadian Aggregate Indices. It also includes a wide range of standard and customized sub-indices by liquidity constraint, sector, quality, and maturity.

The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of the 500 stocks, which represent all major industries.

Index figures do not take any expenses, fees, or taxes into account, but mutual fund returns do. The indices are used herein for comparative purposes in accordance with the U.S Securities and Exchange Commission regulations.

This chart assumes an initial gross investment of $1,000,000 made on April 30, 2008 (commencement of operations). Returns shown include the reinvestment of all dividends. The Fund’s past performance is not necessarily an indication of its future performance. It may perform better or worse in the future. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

The Leuthold Funds - 2019 Annual Report	19

Leuthold Select Industries Fund - LSLTX

(Unaudited)

Average Annual Rate of Return For Periods Ended September 30, 2019

	1 Year	3 Year	5 Year	10 Year	Since Inception
Leuthold Select Industries Fund - LSLTX	(0.19)%	10.14%	7.70%	8.60%	7.64%
Russell 2000 Index	(8.89)%	8.23%	8.19%	11.19%	7.13%
S&P 600 Index	(9.34)%	9.33%	9.89%	13.02%	9.34%
Lipper Multi-Cap Core Funds Index	0.98%	11.09%	8.82%	11.50%	5.54%
S&P 500 Index	4.25%	13.39%	10.84%	13.24%	5.72%

A $10,000 investment in the Leuthold Select Industries Fund - LSLTX

The Russell 2000 Index is comprised of approximately 2000 of the smallest companies in the Russell 3000 Index, representing approximately 10% of the Russell 3000 total market capitalization.

The S&P 600 Index is an index of small-cap stocks which tracks a broad range of small-sized companies that meet specific liquidity and stability requirements. This is determined by specific metrics such as public float, market capitalization, and financial viability among a few other factors. Market capitalization, for instance, must fall between $450 million and $2.1 billion to ensure individual assets do not overlap with the larger S&P 500 or mid-cap S&P 400 indexes.

The Lipper Multi-Cap Core Funds Index is an average of funds that invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-cap funds typically have between 25% and 75% of their assets invested in companies with market capitalizations (on a three-year weighted basis) above 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SuperComposite 1500 Index.

The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of the 500 stocks, which represent all major industries.

Index figures do not take any expenses, fees, or taxes into account, but mutual fund returns do. The indices are used herein for comparative purposes in accordance with the U.S Securities and Exchange Commission regulations.

This chart assumes an initial gross investment of $10,000 made on June 19, 2000 (commencement of operations). Returns shown include the reinvestment of all dividends. The Fund’s past performance is not necessarily an indication of its future performance. It may perform better or worse in the future. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

20	The Leuthold Funds - 2019 Annual Report

Grizzly Short Fund - GRZZX

(Unaudited)

Average Annual Rate of Return For Periods Ended September 30, 2019

	1 Year	3 Year	5 Year	10 Year	Since Inception
Grizzly Short Fund - GRZZX	(7.62)%	(12.90)%	(11.17)%	(14.27)%	(8.18)%
Lipper Dedicated Short Bias Fund Index	(5.46)%	(15.63)%	(15.65)%	(19.55)%	n/a*
S&P MidCap 400 Index	(2.49)%	9.38%	8.88%	12.56%	8.75%
S&P 500 Index	4.25%	13.39%	10.84%	13.24%	5.72%

A $10,000 investment in the Grizzly Short Fund - GRZZX

The Lipper Dedicated Short Bias Funds Index is an equally weighted representation of funds in the Lipper Dedicated Short Bias category. These funds employ a hedge fund strategy that maintains a net short exposure to the market through a combination of short and long positions. A dedicated short bias investment strategy attempts to capture profits when the market declines, by holding investments that are overall biased to the short side.

The S&P MidCap 400 Index is a capitalization-weighted index, which measures the performance of the mid-range sector of the U.S. stock market. The index was developed with a base level of 100 as of December 31, 1990.

The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of the 500 stocks, which represent all major industries.

Index figures do not take any expenses, fees, or taxes into account, but mutual fund returns do. The indices are used herein for comparative purposes in accordance with the U.S Securities and Exchange Commission regulations.

This chart assumes an initial gross investment of $10,000 made on June 19, 2000 (commencement of operations). Returns shown include the reinvestment of all dividends. The Fund’s past performance is not necessarily an indication of its future performance. It may perform better or worse in the future. The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares.

* Index was introduced in July 2003.

The Leuthold Funds - 2019 Annual Report	21

The Leuthold Funds

Statements of Assets and Liabilities
September 30, 2019

	Leuthold Core Investment Fund		Leuthold Global Fund
ASSETS:
Investments, at cost
Unaffiliated Securities	$546,019,393	*	$57,241,163	*
Affiliated Securities	19,045,784		—
Total Investments, at cost	565,065,177		57,241,163

Investments, at fair value
Unaffiliated Securities	635,040,452		58,418,713
Affiliated Securities	19,614,081		—
Total Investments, at fair value	654,654,533		58,418,713
Foreign currency (cost $10,484 and $164,963, respectively)	10,480		164,963
Receivable for Fund shares sold	904,018		5,583
Receivable for investments sold	13,744,944		2,840,527
Collateral at broker for securities sold short	95,067,095		8,322,758
Tri-party collateral held at custodian	20,000,001		1,500,001
Interest receivable	559,893		47,043
Dividends receivable	144,193		203,039
Securities lending income receivable	38,428		3,035
Other assets	175,071		23,786
Total Assets	785,298,656		71,529,448

LIABILITIES:
Securities sold short, at fair value (proceeds $96,429,317 and $8,313,816, respectively)	91,932,355		8,129,436
Collateral received for securities loaned	58,159,492		7,331,745
Payable for investments purchased	12,590,401		2,734,193
Payable for Fund shares redeemed	3,377,277		—
Payable to Adviser	475,233		39,978
Payable to Custodian	15,330		11,513
Payable to Directors	34,910		2,999
Dividends payable on securities sold short	46,113		1,909
Distribution (Rule 12b-1) fees payable	7,361		19,902
Shareholder servicing fees payable	54,335		—
Accrued expenses and other liabilities	331,540		95,365
Total Liabilities	167,024,347		18,367,040
NET ASSETS	$618,274,309		$53,162,408

* Includes loaned securities with market value of:	$57,032,547		$7,193,841

22	The Leuthold Funds - 2019 Annual Report	See Notes to the Financial Statements.

The Leuthold Funds

Statements of Assets and Liabilities (continued)

September 30, 2019

	Leuthold Core Investment Fund		Leuthold Global Fund
NET ASSETS CONSIST OF:
Capital stock	$514,675,079		$53,383,579
Total distributable earnings	103,599,230		(221,171)
Total Net Assets	$618,274,309		$53,162,408

Retail Class Shares
Net assets	$316,887,197		$7,485,394
Shares outstanding (1,000,000,000 shares of $0.0001 par value authorized)	16,878,500		924,892
Net Asset Value, Redemption Price, and Offering Price Per Share	$18.77	**	$8.09	**

Institutional Class Shares
Net assets	$301,387,112		$45,677,014
Shares outstanding (1,000,000,000 shares of $0.0001 par value authorized)	16,024,823		5,562,748
Net Asset Value, Redemption Price, and Offering Price Per Share	$18.81	**	$8.21	**

** Redemption price may differ from NAV if redemption fee is applied.

See Notes to the Financial Statements.	The Leuthold Funds - 2019 Annual Report	23

The Leuthold Funds

Statements of Assets and Liabilities (continued)

September 30, 2019

	Leuthold Select Industries Fund	Grizzly Short Fund
ASSETS:
Investments, at cost	$8,991,668	$70,599,843

Investments, at fair value	11,808,278	70,599,843
Foreign currency (cost $333 and $0, respectively)	333	—
Receivable for Fund shares sold	—	41,087
Receivable for investments sold	—	4,188,090
Collateral at broker for securities sold short	—	93,047,892
Tri-party collateral held at custodian	—	18,000,001
Interest receivable	90	120,598
Dividends receivable	4,370	—
Other assets	26,678	136,141
Total Assets	11,839,749	186,133,652

LIABILITIES:
Securities sold short, at fair value (proceeds $0 and $97,324,483, respectively)	—	90,328,624
Payable for investments purchased	—	3,163,910
Payable for Fund shares redeemed	1,074	177,592
Payable to Adviser	13,334	94,762
Payable to Custodian	1,841	1,715
Payable to Directors	653	5,088
Dividends payable on securities sold short	—	43,719
Shareholder servicing fees payable	2,244	14,917
Accrued expenses and other liablities	36,719	65,239
Total Liabilities	55,865	93,895,566
NET ASSETS	$11,783,884	$92,238,086

24	The Leuthold Funds - 2019 Annual Report	See Notes to the Financial Statements.

The Leuthold Funds

Statements of Assets and Liabilities (continued)

September 30, 2019

	Leuthold Select Industries Fund	Grizzly Short Fund
NET ASSETS CONSIST OF:
Capital stock	$8,906,886	$322,148,551
Total distributable earnings	2,876,998	(229,910,465)
Total Net Assets	$11,783,884	$92,238,086

Retail Class Shares
Net assets	$11,783,884	$92,238,086
Shares outstanding (1,000,000,000 shares of $0.0001 par value authorized)	470,948	5,712,018
Net Asset Value, Redemption Price, and Offering Price Per Share	$25.02	$16.15

See Notes to the Financial Statements.	The Leuthold Funds - 2019 Annual Report	25

The Leuthold Funds

Statements of Operations

For the Year Ended September 30, 2019

	Leuthold Core Investment Fund	Leuthold Global Fund
INVESTMENT INCOME:
Dividend income (net of foreign taxes withheld of $13,734 and $50,757, respectively)	$6,338,839	$858,590
Interest income	6,009,802	557,354
Income from securities lending, net	307,317	47,845
Total investment income	12,655,958	1,463,789

EXPENSES:
Investment advisory fees (Note 3)	6,334,568	611,718
Administration fees	349,774	49,999
Transfer agent fees (Note 5)	371,921	63,787
Legal fees	26,144	5,483
Audit fees	89,560	64,260
Fund accounting fees	132,492	21,734
Custody fees	55,915	51,784
Shareholder servicing fees - Retail Class (Note 5)	344,903	—
Registration fees	62,666	35,542
Report to shareholders	88,833	7,989
Directors’ fees	154,173	14,757
Distribution (Rule 12b-1) fees - Retail Class (Note 4)	—	25,346
Other	55,499	6,965
Total expenses before dividends and interest on securities sold short	8,066,448	959,364
Dividends and interest on securities sold short	879,847	177,412
Total expenses	8,946,295	1,136,776
NET INVESTMENT INCOME	$3,709,663	$327,013

26	The Leuthold Funds - 2019 Annual Report	See Notes to the Financial Statements.

The Leuthold Funds

Statements of Operations (continued)

For the Year Ended September 30, 2019

	Leuthold Core Investment Fund	Leuthold Global Fund
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, INVESTMENT COMPANIES, SECURITIES SOLD SHORT, AND FOREIGN CURRENCY AND FOREIGN CURRENCY TRANSLATION:
Net realized gain (loss) on:
Investments	$20,902,154	$(1,668,846)
Investment companies	(3,484,692)	(112,450)
Realized gain distributions received from investment companies	219,720	—
Securities sold short	186,123	441,852
Foreign currency and foreign currency translation	130,233	43,616
Net unrealized appreciation (depreciation) during the year on:
Investments	(24,726,380)	(2,889,560)
Investment companies	5,611,887	419,709
Securities sold short	2,560,305	(83,437)
Foreign currency and foreign currency translation	(1,751,541)	(231,915)
Net realized and unrealized loss on investments, investment companies, securities sold short, and foreign currency and foreign currency translation	(352,191)	(4,081,031)
NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS	$3,357,472	$(3,754,018)

See Notes to the Financial Statements.	The Leuthold Funds - 2019 Annual Report	27

The Leuthold Funds

Statements of Operations (continued)

For the Year Ended September 30, 2019

	Leuthold Select Industries Fund	Grizzly Short Fund
INVESTMENT INCOME:
Dividend income (net of foreign taxes withheld of $465 and $0, respectively)	$179,502	$8,912
Interest income	2,638	3,646,896
Total investment income	182,140	3,655,808

EXPENSES:
Investment advisory fees (Note 3)	131,926	1,236,441
Administration fees	20,939	58,785
Transfer agent fees (Note 5)	9,923	54,489
Legal fees	512	2,791
Audit fees	28,184	28,260
Fund accounting fees	5,598	19,453
Custody fees	5,477	7,278
Shareholder servicing fees - Retail Class (Note 5)	14,034	87,789
Registration fees	9,283	39,324
Report to shareholders	2,353	14,279
Directors’ fees	2,808	22,148
Other	2,065	9,259
Total expenses before dividends and interest on securities sold short and reimbursement from Adviser	233,102	1,580,296
Dividends and interest on securities sold short	—	1,004,931
Reimbursement from Adviser (Note 3)	(35,213)	—
Total expenses	197,889	2,585,227
NET INVESTMENT INCOME (LOSS)	$(15,749)	$1,070,581

28	The Leuthold Funds - 2019 Annual Report	See Notes to the Financial Statements.

The Leuthold Funds

Statements of Operations (continued)

For the Year Ended September 30, 2019

	Leuthold Select Industries Fund	Grizzly Short Fund
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, INVESTMENT COMPANIES, SECURITIES SOLD SHORT, AND FOREIGN CURRENCY AND FOREIGN CURRENCY TRANSLATION:
Net realized gain (loss) on:
Investments	$405,578	$—
Investment companies	7,920	—
Securities sold short	—	(12,327,226)
Foreign currency and foreign currency translation	2	—
Net unrealized appreciation (depreciation) during the year on:
Investments	(946,731)	—
Securities sold short	—	3,713,595
Foreign currency and foreign currency translation	(3)	—
Net realized and unrealized loss on investments, investment companies, securities sold short, and foreign currency and foreign currency translation	(533,234)	(8,613,631)
NET DECREASE IN NET ASSETS
RESULTING FROM OPERATIONS	$(548,983)	$(7,543,050)

See Notes to the Financial Statements.	The Leuthold Funds - 2019 Annual Report	29

Leuthold Core Investment Fund

Statements of Changes in Net Assets

	Year Ended September 30, 2019	Year Ended September 30, 2018
OPERATIONS:
Net investment income	$3,709,663	$2,708,840
Net realized gain on investments, investment companies, securities sold short, and foreign currency and foreign currency translation	17,953,538	84,625,374
Net unrealized depreciation on investments, investment companies, securities sold short, and foreign currency and foreign currency translation	(18,305,729)	(59,527,356)
Net increase in net assets from operations	3,357,472	27,806,858

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions - Retail Class	(36,279,698)	(15,722,617)
Distributions - Institutional Class	(39,291,618)	(13,500,115)
Total distributions	(75,571,316)	(29,222,732)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold - Retail Class	23,071,159	49,574,688
Proceeds from shares sold - Institutional Class	99,334,788	99,394,031
Proceeds from shares issued to holders in reinvestment of dividends - Retail Class	34,048,341	14,973,202
Proceeds from shares issued to holders in reinvestment of dividends - Institutional Class	35,405,269	11,741,082
Cost of shares redeemed - Retail Class*	(108,678,134)	(125,626,684)
Cost of shares redeemed - Institutional Class**	(229,952,506)	(61,432,479)
Net decrease in net assets from capital share transactions	(146,771,083)	(11,376,160)

TOTAL DECREASE IN NET ASSETS:	(218,984,927)	(12,792,034)
NET ASSETS
Beginning of year	837,259,236	850,051,270
End of year	$618,274,309	$837,259,236

CHANGES IN SHARES OUTSTANDING:
Shares sold - Retail Class	1,246,916	2,391,128
Shares sold - Institutional Class	5,471,510	4,806,861
Shares issued to holders in reinvestment of dividends - Retail Class	1,878,824	734,892
Shares issued to holders in reinvestment of dividends - Institutional Class	1,950,355	575,096
Shares redeemed - Retail Class	(5,911,248)	(6,082,213)
Shares redeemed - Institutional Class	(12,549,398)	(2,972,534)
Net decrease in shares outstanding	(7,913,041)	(546,770)

* Net of redemption fees of (Retail Class):	$132	$299
** Net of redemption fees of (Institutional Class):	$142	$262

30	The Leuthold Funds - 2019 Annual Report	See Notes to the Financial Statements.

Leuthold Global Fund

Statements of Changes in Net Assets

	Year Ended September 30, 2019	Year Ended September 30, 2018
OPERATIONS:
Net investment income	$327,013	$456,785
Net realized gain (loss) on investments, investment companies, securities sold short, and foreign currency and foreign currency translation	(1,295,828)	7,014,480
Net unrealized depreciation on investments, investment companies, securities sold short, and foreign currency and foreign currency translation	(2,785,203)	(7,628,313)
Net decrease in net assets from operations	(3,754,018)	(157,048)

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions - Retail Class	(898,152)	(2,138,468)
Distributions - Institutional Class	(4,756,056)	(6,753,470)
Total distributions	(5,654,208)	(8,891,938)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold - Retail Class	2,174,839	2,028,207
Proceeds from shares sold - Institutional Class	20,930,190	15,052,597
Proceeds from shares issued to holders in reinvestment of dividends - Retail Class	861,148	2,063,968
Proceeds from shares issued to holders in reinvestment of dividends - Institutional Class	4,460,742	6,015,022
Cost of shares redeemed - Retail Class*	(12,393,873)	(7,608,038)
Cost of shares redeemed - Institutional Class**	(36,213,570)	(28,405,896)
Net decrease in net assets from capital share transactions	(20,180,524)	(10,854,140)

TOTAL DECREASE IN NET ASSETS:	(29,588,750)	(19,903,126)
NET ASSETS
Beginning of year	82,751,158	102,654,284
End of year	$53,162,408	$82,751,158

CHANGES IN SHARES OUTSTANDING:
Shares sold - Retail Class	276,540	211,107
Shares sold - Institutional Class	2,534,279	1,553,258
Shares issued to holders in reinvestment of dividends - Retail Class	107,218	219,621
Shares issued to holders in reinvestment of dividends - Institutional Class	547,843	632,740
Shares redeemed - Retail Class	(1,473,489)	(807,863)
Shares redeemed - Institutional Class	(4,492,387)	(2,952,591)
Net decrease in shares outstanding	(2,499,996)	(1,143,728)

* Net of redemption fees of (Retail Class):	$62	$205
** Net of redemption fees of (Institutional Class):	$259	$2

See Notes to the Financial Statements.	The Leuthold Funds - 2019 Annual Report	31

Leuthold Select Industries Fund

Statements of Changes in Net Assets

	Year Ended September 30, 2019	Year Ended September 30, 2018
OPERATIONS:
Net investment loss	$(15,749)	$(3,769)
Net realized gain on investments	413,500	1,713,403
Net unrealized depreciation on investments	(946,734)	(242,614)
Net increase (decrease) in net assets from operations	(548,983)	1,467,020

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions - Retail Class	(1,295,440)	(741,441)
Total distributions	(1,295,440)	(741,441)

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	1,366,497	11,024,392
Proceeds from shares issued to holders in reinvestment of dividends	1,242,103	712,871
Cost of shares redeemed	(7,092,225)	(9,396,776)
Net increase (decrease) in net assets from capital share transactions	(4,483,625)	2,340,487

TOTAL INCREASE (DECREASE) IN NET ASSETS:	(6,328,048)	3,066,066
NET ASSETS
Beginning of year	18,111,932	15,045,866
End of year	$11,783,884	$18,111,932

CHANGES IN SHARES OUTSTANDING:
Shares sold	55,582	412,330
Shares issued to holders in reinvestment of dividends	52,833	27,474
Shares redeemed	(300,598)	(348,325)
Net increase (decrease) in shares outstanding	(192,183)	91,479

32	The Leuthold Funds - 2019 Annual Report	See Notes to the Financial Statements.

Grizzly Short Fund

Statements of Changes in Net Assets

	Year Ended September 30, 2019	Year Ended September 30, 2018
OPERATIONS:
Net investment gain (loss)	$1,070,581	$(894,109)
Net realized loss on securities sold short and foreign currency and foreign currency translation	(12,327,226)	(35,514,168)
Net unrealized appreciation on securities sold short and foreign currency and foreign currency translation	3,713,595	2,114,602
Net decrease in net assets from operations	(7,543,050)	(34,293,675)

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions - Retail Class	(838,199)	—
Total distributions	(838,199)	—

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	100,269,875	136,445,760
Proceeds from shares issued to holders in reinvestment of dividends	735,046	—
Cost of shares redeemed	(99,334,343)	(208,901,601)
Net increase (decrease) in net assets from capital share transactions	1,670,578	(72,455,841)

TOTAL DECREASE IN NET ASSETS:	(6,710,671)	(106,749,516)
NET ASSETS
Beginning of year	98,948,757	205,698,273
End of year	$92,238,086	$98,948,757

CHANGES IN SHARES OUTSTANDING:
Shares sold	5,600,448	24,912,796
Shares issued to holders in reinvestment of dividends	46,438	—
Shares redeemed	(5,541,094)	(57,577,260)
Net increase (decrease) in shares outstanding	105,792	(32,664,464)

See Notes to the Financial Statements.	The Leuthold Funds - 2019 Annual Report	33

34	The Leuthold Funds - 2019 Annual Report	See Notes to the Financial Statements.

Leuthold Core Investment Fund - Retail - LCORX

Financial Highlights

	Year Ended September 30, 2019	Year Ended September 30, 2018 (Consolidated)	Year Ended September 30, 2017 (Consolidated)	Year Ended September 30, 2016 (Consolidated)	Year Ended September 30, 2015 (Consolidated)
Per Share Data (1):
Net asset value, beginning of year	$20.50	$20.54	$18.06	$18.44	$18.85
Income (loss) from investment operations:
Net investment income (loss) (2)	0.09	0.05	0.04	(0.01)	(0.01)
Net realized and unrealized gain
on investments and securities sold short	0.08	0.61	2.53	0.32	0.76
Total from investment operations	0.17	0.66	2.57	0.31	0.75

Less distributions:
From net investment income	(0.07)	(0.05)	(0.01)	—	(0.03)
From net realized gain	(1.83)	(0.65)	(0.08)	(0.69)	(1.13)
Redemption fees (3)	0.00	0.00	0.00	0.00	0.00
Total distributions	(1.90)	(0.70)	(0.09)	(0.69)	(1.16)
Net asset value, end of year	$18.77	$20.50	$20.54	$18.06	$18.44

Total Return	1.21%	3.23%	14.31%	1.76%	4.03%

Supplemental data and ratios:
Net assets, end of year	$316,887,197	$403,095,456	$464,660,913	$524,731,192	$564,608,599
Ratio of expenses to average net assets (4)	1.32%	1.38%	1.21%	1.29%	1.30%
Ratio of net investment income (loss) to average net assets (5)	0.48%	0.26%	0.20%	(0.08)%	(0.05)%
Portfolio turnover rate (6)	66.68%	79.00%	52.36%	109.32%	78.96%

(1)	For a share outstanding throughout the period. Rounded to the nearest cent.
(2)	Net investment income (loss) per share is calculated based on average shares outstanding.
(3)	Amount represents less than $0.005 per share.
(4)	The ratio of expenses to average net assets includes dividends and interest on securities sold short. The expense ratios excluding dividends and interest on securities sold short were 1.20% for the year ended September 30, 2019, 1.19% for the year ended September 30, 2018, 1.19% for the year ended September 30, 2017, 1.17% for the year ended September 30, 2016, and 1.16% for the year ended September 30, 2015.
(5)	The net investment income ratios include dividends and interest on securities sold short.
(6)	The portfolio turnover rate excludes purchases and sales of securities sold short.

See Notes to the Financial Statements.	The Leuthold Funds - 2019 Annual Report	35

Leuthold Core Investment Fund - Institutional - LCRIX

Financial Highlights

	Year Ended September 30, 2019	Year Ended September 30, 2018 (Consolidated)	Year Ended September 30, 2017 (Consolidated)	Year Ended September 30, 2016 (Consolidated)	Year Ended September 30, 2015 (Consolidated)
Per Share Data (1):
Net asset value, beginning of year	$20.53	$20.56	$18.08	$18.43	$18.85
Income from investment operations:
Net investment income (2)	0.11	0.08	0.06	0.01	0.01
Net realized and unrealized gain on investments
and securities sold short	0.09	0.60	2.53	0.33	0.74
Total from investment operations	0.20	0.68	2.59	0.34	0.75

Less distributions:
From net investment income	(0.09)	(0.06)	(0.03)	—	(0.04)
From net realized gain	(1.83)	(0.65)	(0.08)	(0.69)	(1.13)
Redemption fees (3)	0.00	0.00	0.00	0.00	0.00
Total distributions	(1.92)	(0.71)	(0.11)	(0.69)	(1.17)
Net asset value, end of year	$18.81	$20.53	$20.56	$18.08	$18.43

Total Return	1.33%	3.35%	14.43%	1.93%	4.03%

Supplemental data and ratios:
Net assets, end of year	$301,387,112	$434,163,780	$385,390,357	$378,962,827	$293,666,347
Ratio of expenses to average net assets (4)	1.22%	1.27%	1.10%	1.17%	1.20%
Ratio of net investment income to average net assets (5)	0.58%	0.37%	0.30%	0.04%	0.05%
Portfolio turnover rate (6)	66.68%	79.00%	52.36%	109.32%	78.96%

(1)	For a share outstanding throughout the period. Rounded to the nearest cent.
(2)	Net investment income per share is calculated based on average shares outstanding. (3) Amount represents less than $0.005 per share.
(3)	Amount represents less than $0.005 per share.
(4)	The ratio of expenses to average net assets includes dividends and interest on securities sold short. The expense ratios excluding dividends and interest on securities sold short were 1.10% for the year ended September 30, 2019, 1.08% for the year ended September 30, 2018, 1.08% for the year ended September 30, 2017, 1.05% for the year ended September 30, 2016, and 1.06% for the year ended September 30, 2015.
(5)	The net investment income ratios include dividends and interest on securities sold short.
(6)	The portfolio turnover rate excludes purchases and sales of securities sold short.

36	The Leuthold Funds - 2019 Annual Report	See Notes to the Financial Statements.

Leuthold Global Fund - Retail - GLBLX

Financial Highlights

	Year Ended September 30, 2019	Year Ended September 30, 2018 (Consolidated)	Year Ended September 30, 2017 (Consolidated)	Year Ended September 30, 2016 (Consolidated)	Year Ended September 30, 2015 (Consolidated)
Per Share Data (1):
Net asset value, beginning of year	$9.11	$10.05	$9.86	$10.03	$11.29
Income (loss) from investment operations:
Net investment income (loss) (2)	0.02	0.03	0.04	(0.01)	(0.03)
Net realized and unrealized gain (loss)
on investments and securities sold short	(0.39)	(0.07)	1.02	0.21	(0.11)
Total from investment operations	(0.37)	(0.04)	1.06	0.20	(0.14)

Less distributions:
From net investment income	(0.01)	(0.02)	—	—	(0.03)
From net realized gain	(0.64)	(0.88)	(0.87)	(0.37)	(1.09)
Redemption fees (3)	0.00	0.00	0.00	0.00	0.00
Total distributions	(0.65)	(0.90)	(0.87)	(0.37)	(1.12)
Net asset value, end of year	$8.09	$9.11	$10.05	$9.86	$10.03

Total Return	(3.97)%	(0.67)%	12.02%	1.89%	(1.41)%

Supplemental data and ratios:
Net assets, end of year	$7,485,394	$18,362,218	$24,040,140	$78,743,516	$95,026,857
Ratio of expenses to average net assets (4)	1.88%	1.75%	1.56%	1.82%	1.71%
Ratio of net investment income (loss)
to average net assets (5)	0.27%	0.28%	0.38%	(0.15)%	(0.29)%
Portfolio turnover rate (6)	93.77%	79.09%	63.13%	102.93%	78.37%

(1)	For a share outstanding throughout the period. Rounded to the nearest cent.
(2)	Net investment income (loss) per share is calculated based on average shares outstanding.
(3)	Amount represents less than $0.005 per share.
(4)	The ratio of expenses to average net assets includes dividends and interest on securities sold short. The expense ratios excluding dividends and interest on securities sold short were 1.62% for the year ended September 30, 2019, 1.54% for the year ended September 30, 2018, 1.56% for the year ended September 30, 2017, 1.61% for the year ended September 30, 2016, and 1.54% for the year ended September 30, 2015.
(5)	The net investment income ratios include dividends and interest on securities sold short.
(6)	The portfolio turnover rate excludes purchases and sales of securities sold short.

See Notes to the Financial Statements.	The Leuthold Funds - 2019 Annual Report	37

Leuthold Global Fund - Institutional - GLBIX

Financial Highlights

	Year Ended September 30, 2019	Year Ended September 30, 2018 (Consolidated)	Year Ended September 30, 2017 (Consolidated)	Year Ended September 30, 2016 (Consolidated)	Year Ended September 30, 2015 (Consolidated)
Per Share Data (1):
Net asset value, beginning of year	$9.23	$10.16	$9.95	$10.10	$11.34
Income (loss) from investment operations:
Net investment income (loss) (2)	0.04	0.05	0.06	0.01	(0.01)
Net realized and unrealized gain (loss)
on investments and securities sold short	(0.39)	(0.07)	1.03	0.21	(0.11)
Total from investment operations	(0.35)	(0.02)	1.09	0.22	(0.12)

Less distributions:
From net investment income	(0.03)	(0.03)	(0.01)	—	(0.03)
From net realized gain	(0.64)	(0.88)	(0.87)	(0.37)	(1.09)
Redemption fees (3)	0.00	0.00	0.00	0.00	0.00
Total distributions	(0.67)	(0.91)	(0.88)	(0.37)	(1.12)
Net asset value, end of year	$8.21	$9.23	$10.16	$9.95	$10.10

Total Return	(3.70)%	(0.43)%	12.28%	2.18%	(1.30)%

Supplemental data and ratios:
Net assets, end of year	$45,677,014	$64,388,940	$78,614,144	$103,921,200	$218,497,272
Ratio of expenses to average net assets (4)	1.63%	1.50%	1.36%	1.57%	1.50%
Ratio of net investment income (loss) to average net assets (5)	0.52%	0.53%	0.58%	0.10%	(0.09)%
Portfolio turnover rate (6)	93.77%	79.09%	63.13%	102.93%	78.37%

(1)	For a share outstanding throughout the period. Rounded to the nearest cent.
(2)	Net investment income (loss) per share is calculated based on average shares outstanding.
(3)	Amount represents less than $0.005 per share.
(4)	The ratio of expenses to average net assets includes dividends and interest on securities sold short. The expense ratios excluding dividends and interest on securities sold short were 1.37% for the year ended September 30, 2019, 1.29% for the year ended September 30, 2018, 1.36% for the year ended September 30, 2017, 1.36% for the year ended September 30, 2016, and 1.33% for the year ended September 30, 2015.
(5)	The net investment income ratios include dividends and interest on securities sold short.
(6)	The portfolio turnover rate excludes purchases and sales of securities sold short.

38	The Leuthold Funds - 2019 Annual Report	See Notes to the Financial Statements.

Leuthold Select Industries Fund - LSLTX

Financial Highlights

	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015
Per Share Data (1):
Net asset value, beginning of year	$27.31	$26.32	$21.41	$21.27	$20.02
Income (loss) from investment operations:
Net investment income (loss) (2)	(0.03)	(0.01)	(0.02)	0.00 (3)	(0.03)
Net realized and unrealized gain on investments	(0.16)	2.28	4.93	0.45	1.28
Total from investment operations	(0.19)	2.27	4.91	0.45	1.25

Less distributions:
From net investment income	—	(0.01)	—	(0.03)	—
From net realized gain	(2.10)	(1.27)	—	(0.28)	—
Total distributions	(2.10)	(1.28)	—	(0.31)	—
Net asset value, end of year	$25.02	$27.31	$26.32	$21.41	$21.27

Total Return	(0.19)%	8.89%	22.93%	2.09%	6.24%

Supplemental data and ratios:
Net assets, end of year	$11,783,884	$18,111,932	$15,045,866	$12,630,891	$12,624,145
Ratio of expenses to average net assets:
Before expense reimbursement or recovery	1.77%	1.65%	1.80%	1.72%	1.73%
After expense reimbursement or recovery	1.50%	1.50%	1.50%	1.50%	1.50%
Ratio of net investment income to average net assets:
Before expense reimbursement or recovery	(0.39)%	(0.17)%	(0.39)%	(0.20)%	(0.35)%
After expense reimbursement or recovery	(0.12)%	(0.02)%	(0.09)%	0.02%	(0.12)%
Portfolio turnover rate	72.87%	104.00%	62.72%	118.26%	77.42%

(1)	For a share outstanding throughout the period. Rounded to the nearest cent.
(2)	Net investment income (loss) per share is calculated based on average shares outstanding.
(3)	Amount represents less than $0.005 per share.

See Notes to the Financial Statements.	The Leuthold Funds - 2019 Annual Report	39

Grizzly Short Fund - GRZZX

Financial Highlights

	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017 (1)	Year Ended September 30, 2016 (1)	Year Ended September 30, 2015 (1)
Per Share Data (2):
Net asset value, beginning of year	$17.65	$21.48	$24.68	$31.96	$29.48
Income (loss) from investment operations:
Net investment income (loss) (3)	0.19	(0.03)	(0.40)	(0.72)	(0.80)
Net realized and unrealized gain (loss)
on investments and securities sold short	(1.54)	(3.80)	(2.80)	(6.56)	3.28
Total from investment operations	(1.35)	(3.83)	(3.20)	(7.28)	2.48

Less distributions:
From net investment income	(0.15)	—	—	—	—
From net realized gain	—	—	—	—	—
Total distributions	(0.15)	—	—	—	—
Net asset value, end of year	$16.15	$17.65	$21.48	$24.68	$31.96

Total Return	(7.62)%	(17.83)%	(12.97)%	(22.78)%	8.41%

Supplemental data and ratios:
Net assets, end of year	$92,238,086	$98,948,757	$205,698,273	$178,211,844	$265,843,184
Ratio of expenses to average net assets (4)	2.61%	2.64%	2.63%	2.65%	2.81%
Ratio of net investment income (loss) to average net assets (5)	1.08%	(0.54)%	(1.78)%	(2.50)%	(2.81)%
Portfolio turnover rate (6)	0.00%	0.00%	0.00%	0.00%	0.00%

(1)	Per share data adjusted for 1:4 reverse split completed as of May 18, 2018.
(2)	For a share outstanding throughout the period. Rounded to the nearest cent.
(3)	Net investment income (loss) per share is calculated based on average shares outstanding.
(4)	The ratio of expenses to average net assets includes dividends and interest on securites sold short. The expense ratios excluding dividends and interest on securities sold short were 1.60% for the year ended September 30, 2019, 1.53% for the year ended September 30, 2018, 1.54% for the year ended September 30, 2017, 1.52% for the year ended September 30, 2016, and 1.55% for the year ended September 30, 2015.
(5)	The net investment income (loss) ratios include dividends and interest on securities sold short.
(6)	The portfolio turnover rate excludes purchases and sales of securities sold short.

40	The Leuthold Funds - 2019 Annual Report	See Notes to the Financial Statements.

Leuthold Core Investment Fund

Schedule of Investments

September 30, 2019

	Shares	Fair Value
COMMON STOCKS - 55.72%
Airlines - 0.88%
Delta Air Lines, Inc. (f)	47,977	$2,763,475
United Airlines Holdings, Inc. (a)(f)	29,947	2,647,614
		5,411,089
Biotechnology - 2.38%
Alexion Pharmaceuticals, Inc. (a)	35,037	3,431,524
Amgen, Inc.	24,119	4,667,268
Celgene Corp. (a)	21,480	2,132,964
Gilead Sciences, Inc.	70,695	4,480,649
		14,712,405
Capital Markets - 2.32%
FactSet Research Systems, Inc. (f)	6,742	1,638,104
Intercontinental Exchange, Inc. (f)	31,985	2,951,256
Moody’s Corp.	13,954	2,858,198
MSCI, Inc.	8,623	1,877,658
Nasdaq, Inc.	21,010	2,087,343
S&P Global, Inc.	11,916	2,919,182
		14,331,741
Chemicals - 0.00% (i)
China Lumena New Materials Corp. (a)(b)(d)(e)	838,000	6,415

Commercial Services & Supplies - 2.15%
Republic Services, Inc.	57,071	4,939,495
Tetra Tech, Inc.	35,121	3,047,098
Waste Management, Inc.	46,253	5,319,095
		13,305,688

	Shares	Fair Value

Consumer Finance - 2.75%
Ally Financial, Inc.	90,938	$3,015,504
Capital One Financial Corp.	50,329	4,578,932
OneMain Holdings, Inc.	39,354	1,443,505
Santander Consumer USA Holdings, Inc. (f)	83,725	2,135,825
Synchrony Financial	121,355	4,136,992
World Acceptance Corp. (a)	13,013	1,659,288
		16,970,046
Diversified Telecommunication Services - 1.95%
AT&T, Inc.	179,680	6,799,091
Verizon Communications, Inc.	87,488	5,280,776
		12,079,867
Entertainment - 2.49%
Activision Blizzard, Inc.	96,580	5,111,014
Electronic Arts, Inc. (a)	53,636	5,246,673
The Walt Disney Co.	38,570	5,026,442
		15,384,129
Food & Staples Retailing - 2.66%
Costco Wholesale Corp.	31,044	8,944,087
Walmart, Inc.	63,343	7,517,547
		16,461,634
Health Care Providers & Services - 4.66%
Anthem, Inc.	10,662	2,559,946
Centene Corp. (a)	90,624	3,920,394
Encompass Health Corp.	57,228	3,621,388
HCA Healthcare, Inc.	48,448	5,834,108
Humana, Inc. (f)	14,895	3,808,205
UnitedHealth Group, Inc.	26,341	5,724,426
Universal Health Services, Inc. - Class B	22,264	3,311,770
		28,780,237

See Notes to the Financial Statements.	The Leuthold Funds - 2019 Annual Report	41

Leuthold Core Investment Fund

Schedule of Investments (continued)

September 30, 2019

	Shares	Fair Value
COMMON STOCKS - 55.72% (continued)
Hotels, Restaurants & Leisure - 2.24%
Cracker Barrel Old Country Store, Inc. (f)	9,407	$1,530,048
Darden Restaurants, Inc. (f)	21,794	2,576,487
McDonald’s Corp.	11,446	2,457,571
Starbucks Corp. (f)	26,811	2,370,629
The Wendy’s Co.	91,878	1,835,722
Yum! Brands, Inc.	27,281	3,094,484
		13,864,941
Household Durables - 3.18%
D.R. Horton, Inc.	83,725	4,413,145
KB Home	61,775	2,100,350
Lennar Corp. - Class A	50,172	2,802,106
Meritage Homes Corp. (a)	35,905	2,525,917
PulteGroup, Inc.	127,626	4,664,730
Toll Brothers, Inc.	77,140	3,166,597
		19,672,845
Insurance - 0.71%
MetLife, Inc.	92,819	4,377,344

Interactive Media & Services - 2.25%
Alphabet, Inc. - Class A (a)	6,585	8,041,207
Facebook, Inc. - Class A (a)	19,755	3,517,970
IAC/InterActiveCorp (a)	10,818	2,358,000
		13,917,177
Internet & Direct Marketing Retail - 3.14%
Amazon.com, Inc. (a)	3,920	6,804,767
Booking Holdings, Inc. (a)	2,352	4,616,059
eBay, Inc.	85,450	3,330,841
Etsy, Inc. (a)	38,256	2,161,464
Expedia Group, Inc. - Class A	18,815	2,528,924
		19,442,055

	Shares	Fair Value

IT Services - 5.11%
Fiserv, Inc. (a)	55,190	$5,717,132
FleetCor Technologies, Inc. (a)	12,543	3,597,082
Genpact, Ltd.	44,058	1,707,247
Mastercard, Inc. - Class A	30,260	8,217,708
MAXIMUS, Inc.	37,786	2,919,346
Visa, Inc. - Class A (f)	42,960	7,389,550
The Western Union Co. (f)	87,645	2,030,735
		31,578,800
Media - 0.99%
Comcast Corp. - Class A	86,234	3,887,429
Nexstar Media Group, Inc. (f)	21,794	2,229,744
		6,117,173
Multiline Retail - 3.65%
Dollar General Corp.	49,232	7,824,934
Dollar Tree, Inc. (a)(f)	43,744	4,993,815
Target Corp.	91,408	9,772,429
		22,591,178
Professional Services - 2.19%
ASGN, Inc. (a)(f)	50,486	3,173,550
Insperity, Inc.	38,413	3,788,290
Robert Half International, Inc.	58,325	3,246,370
TriNet Group, Inc. (a)	53,622	3,334,752
		13,542,962
Road & Rail - 3.28%
Canadian National Railway Co. (b)	28,379	2,550,137
Canadian Pacific Railway, Ltd. (b)	16,463	3,662,359
Genesee & Wyoming, Inc. - Class A (a)	30,260	3,344,032
Kansas City Southern	27,908	3,712,043
Norfolk Southern Corp.	19,912	3,577,390
Union Pacific Corp.	21,010	3,403,200
		20,249,161

42	The Leuthold Funds - 2019 Annual Report	See Notes to the Financial Statements.

Leuthold Core Investment Fund

Schedule of Investments (continued)

September 30, 2019

	Shares	Fair Value
COMMON STOCKS - 55.72% (continued)
Semiconductors & Semiconductor
Equipment - 4.13%
Applied Materials, Inc.	96,895	$4,835,060
KLA Corp.	19,755	3,149,935
Kulicke & Soffa Industries, Inc. (b)	53,622	1,259,044
Lam Research Corp.	34,964	8,080,530
MKS Instruments, Inc.	36,689	3,385,661
SolarEdge Technologies, Inc. (a)(b)(f)	57,855	4,843,621
		25,553,851
Software - 1.45%
Microsoft Corp.	64,440	8,959,093

Specialty Retail - 0.88%
AutoZone, Inc. (a)	2,979	3,231,083
Group 1 Automotive, Inc. (f)	23,989	2,214,425
		5,445,508
Thrifts & Mortgage Finance - 0.28%
Radian Group, Inc.	75,886	1,733,236
TOTAL COMMON STOCKS
(Cost $260,642,811)		$344,488,575

INVESTMENT COMPANIES - 17.36%
Exchange Traded Funds - 17.36%
Global X MSCI Greece ETF (f)	286,296	$2,671,142
Invesco CurrencyShares Euro Currency Trust (a)(f)	34,111	3,532,535
Invesco CurrencyShares Japanese Yen Trust (a)(f)(h)	223,014	19,614,081
iShares China Large-Cap ETF	234,682	9,340,344
iShares Intermediate-Term Corporate Bond ETF (f)	100,004	5,792,232

	Shares	Fair Value

Exchange Traded Funds - 17.36% (continued)
iShares International Treasury Bond ETF (f)	289,900	$14,631,253
iShares JP Morgan USD Emerging Markets Bond ETF	66,763	7,567,586
iShares MBS ETF	121,040	13,108,632
iShares MSCI Peru ETF	47,037	1,649,117
iShares MSCI South Korea ETF	72,750	4,098,735
iShares MSCI Turkey ETF (f)	105,832	2,827,831
SPDR Gold Shares (a)	143,305	19,900,765
VanEck Vectors Russia ETF	113,672	2,592,858
TOTAL INVESTMENT COMPANIES
(Cost $102,806,168)		$107,327,111

	Principal Amount	Fair Value

CORPORATE BONDS - 2.98%
Banks - 0.87%
JPMorgan Chase & Co.
1.500%, 01/27/2025	$4,600,000	$5,357,132

Food Products - 0.70%
Kraft Heinz Foods Co.
3.950%, 07/15/2025	4,150,000	4,343,900

Software - 0.77%
Oracle Corp.
2.950%, 05/15/2025	4,620,000	4,793,105

Technology Hardware, Storage & Peripherals - 0.64%
Apple, Inc.
1.000%, 11/10/2022	3,500,000	3,959,329
TOTAL CORPORATE BONDS
(Cost $18,140,806)		$18,453,466

See Notes to the Financial Statements.	The Leuthold Funds - 2019 Annual Report	43

Leuthold Core Investment Fund

Schedule of Investments (continued)

September 30, 2019

	Principal Amount	Fair Value
UNITED STATES TREASURY
OBLIGATIONS - 4.49%

United States Treasury Notes - 4.49%
2.500%, 12/31/2020	$27,530,000	$27,766,586
TOTAL UNITED STATES TREASURY OBLIGATIONS (Cost $27,759,821)		$27,766,586
FOREIGN GOVERNMENT BONDS - 3.14%
Canadian Government Bond 2.250%, 06/01/2025 (b)
CAD	5,400,000	$4,265,260
French Republic Government Bond OAT 1.250%, 05/25/2034 (b)

EUR	7,930,000	10,225,825
Government of the United Kingdom 2.250%, 09/07/2023 (b)

GBP	3,750,000	4,964,812
OTAL FOREIGN GOVERNMENT BONDS (Cost $18,552,673)		$19,455,897

	Shares	Fair Value
SHORT-TERM INVESTMENTS - 12.78%

Money Market Funds - 12.78%
Fidelity Institutional Money Market Funds - Government Portfolio - Class I, 1.860% (c)(g)	79,003,405	$79,003,405
TOTAL SHORT-TERM INVESTMENTS
(Cost $79,003,405)		$79,003,405

	Shares	Fair Value
INVESTMENTS PURCHASED AS
SECURITIES LENDING COLLATERAL - 9.41%
Mount Vernon Liquid Assets Portfolio, LLC, 2.110% (c)	58,159,493	$58,159,493
TOTAL INVESTMENTS PURCHASED AS SECURITIES LENDING COLLATERAL
(Cost $58,159,493)		$58,159,493

Total Investments
(Cost $565,065,177) - 105.88%		$654,654,533
Liabilities in Excess of Other Assets - (g) (5.88)%		(36,380,224)
TOTAL NET ASSETS - 100.00%		$618,274,309

Percentages are stated as a percent of net assets.

CAD   Canadian Dollar

EUR    Euro

GBP    British Pound

(a)	Non-income producing security.
(b)	Foreign issued security.
(c)	The rate quoted is the annualized seven-day yield as of September 30, 2019.
(d)	Illiquid security. The fair value of these securities total $6,415 which represents an amount that rounds to 0.00% of total net assets.
(e)	This security is currently being fair valued in accordance with procedures established by the Board of Directors of Leuthold Funds, Inc. and is deemed a Level 3 security as it is valued usinig significant unobservable inputs.
(f)	This security or a portion of this security was out on loan as of September 30, 2019. Total loaned securities had a value of $57,032,547 or 9.22% of net assets. The remaining contractual maturity of all of the securities lending transactions is overnight and continuous. See Note 8.
(g)	All or a portion of the assets have been committed as collateral for open securites sold short.
(h)	Affiliated security. At September 30, 2019, the market value of this security totals $19,614,081, which represents 3.17% of total net assets.
(i)	Rounds to less than 0.005%.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI, Inc. and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

44	The Leuthold Funds - 2019 Annual Report	See Notes to the Financial Statements.

Leuthold Core Investment Fund

Schedule of Securities Sold Short - (a)

September 30, 2019

	Shares	Fair Value
COMMON STOCKS - 14.38%
Aerospace & Defense - 0.27%
AeroVironment, Inc.	7,070	$378,669
Axon Enterprise, Inc.	22,542	1,279,935
		1,658,604
Air Freight & Logistics - 0.21%
FedEx Corp.	8,914	1,297,611

Auto Components - 0.14%
Dorman Products, Inc.	5,901	469,365
Veoneer, Inc. (b)	26,742	400,863
		870,228
Automobiles - 0.49%
Tesla, Inc.	6,660	1,604,194
Thor Industries, Inc.	24,888	1,409,657
		3,013,851
Banks - 0.48%
CenterState Bank Corp.	21,927	525,919
Commerce Bancshares, Inc.	18,033	1,093,702
First Republic Bank	13,832	1,337,554
		2,957,175
Capital Markets - 0.28%
The Charles Schwab Corp.	33,812	1,414,356
Virtu Financial, Inc. - Class A	18,955	310,104
		1,724,460
Chemicals - 0.79%
Ashland Global Holdings, Inc.	18,238	1,405,238
Balchem Corp.	4,861	482,163
DuPont de Nemours, Inc.	22,439	1,600,125
The Mosaic Co.	69,167	1,417,923
		4,905,449

	Shares	Fair Value

Commercial Services & Supplies - 0.46%
Rollins, Inc.	36,066	$1,228,769
Stericycle, Inc.	31,558	1,607,249
		2,836,018
Communications Equipment - 0.15%
Lumentum Holdings, Inc.	16,906	905,485

Construction & Engineering - 0.08%
Granite Construction, Inc.	14,454	464,407

Electronic Equipment, Instruments & Components - 0.42%
Cognex Corp.	27,255	1,339,038
IPG Photonics Corp.	9,324	1,264,335
		2,603,373
Energy Equipment & Services - 0.56%
Core Laboratories NV (b)	23,464	1,093,892
Halliburton Co.	35,349	666,329
National Oilwell Varco, Inc.	34,632	734,198
Schlumberger, Ltd.	27,972	955,803
		3,450,222
Entertainment - 0.39%
Netflix, Inc.	3,689	987,250
World Wrestling Entertainment, Inc. - Class A	20,082	1,428,834
		2,416,084
Food Products - 0.08%
Cal-Maine Foods, Inc.	12,090	483,056

Gas Utilities - 0.37%
Northwest Natural Holding Co.	6,455	460,500
South Jersey Industries, Inc.	14,754	485,554
UGI Corp.	26,947	1,354,626
		2,300,680

See Notes to the Financial Statements.	The Leuthold Funds - 2019 Annual Report	45

Leuthold Core Investment Fund

Schedule of Securities Sold Short - (a) (continued)

September 30, 2019

	Shares	Fair Value
COMMON STOCKS - 14.38% (continued)
Health Care Equipment & Supplies - 1.19%
ABIOMED, Inc.	5,430	$965,943
Avanos Medical, Inc.	13,832	518,147
Becton Dickinson and Co.	6,148	1,555,198
DexCom, Inc.	9,734	1,452,702
Intuitive Surgical, Inc.	2,664	1,438,374
iRhythm Technologies, Inc.	11,892	881,316
Quidel Corp.	8,504	521,720
		7,333,400
Health Care Technology - 0.08%
Tabula Rasa HealthCare, Inc.	8,504	467,210

Hotels, Restaurants & Leisure - 0.79%
Bloomin’ Brands, Inc.	51,538	975,614
Boyd Gaming Corp.	61,067	1,462,555
Eldorado Resorts, Inc.	33,491	1,335,286
The Stars Group, Inc. (b)	74,387	1,114,317
		4,887,772
Household Durables - 0.21%
iRobot Corp.	21,517	1,326,953

Household Products - 0.08%
Spectrum Brands Holdings, Inc.	9,631	507,746

Industrial Conglomerates - 0.22%
General Electric Co.	152,360	1,362,098

Interactive Media & Services - 0.28%
CarGurus, Inc. - Class A	25,001	773,781
Zillow Group, Inc. - Class C	31,251	931,905
		1,705,686
Internet & Direct Marketing Retail - 0.21%
GrubHub, Inc.	23,361	1,313,122

	Shares	Fair Value

IT Services - 0.45%
GoDaddy, Inc. - Class A	19,468	$1,284,499
Square, Inc. - Class A	24,522	1,519,138
		2,803,637
Life Sciences Tools & Services - 0.23%
Illumina, Inc.	4,629	1,408,234

Machinery - 0.67%
Colfax Corp.	50,093	1,455,703
The Toro Co.	18,238	1,336,845
Xylem, Inc.	17,214	1,370,579
		4,163,127
Metals & Mining - 0.20%
Alcoa Corp.	60,657	1,217,386

Oil, Gas & Consumable Fuels - 0.91%
Concho Resources, Inc.	13,218	897,502
Kosmos Energy, Ltd.	147,237	918,759
Murphy Oil Corp.	62,242	1,376,170
Noble Energy, Inc.	68,239	1,532,648
PDC Energy, Inc.	32,993	915,556
		5,640,635
Pharmaceuticals - 0.44%
Elanco Animal Health, Inc.	51,280	1,363,535
Teva Pharmaceutical Industries, Ltd. - ADR	199,800	1,374,624
		2,738,159
Real Estate Management & Development - 0.07%
Redfin Corp.	26,333	443,448

Road & Rail - 0.23%
JB Hunt Transport Services, Inc.	12,820	1,418,533

46	The Leuthold Funds - 2019 Annual Report	See Notes to the Financial Statements.

Leuthold Core Investment Fund

Schedule of Securities Sold Short - (a) (continued)

September 30, 2019

	Shares	Fair Value
COMMON STOCKS - 14.38% (continued)
Semiconductors & Semiconductor Equipment - 0.45%
Advanced Micro Devices, Inc.	49,855	$1,445,296
NVIDIA Corp.	7,582	1,319,799
		2,765,095
Software - 1.04%
Dropbox, Inc. - Class A	63,936	1,289,589
Nutanix, Inc. - Class A	35,042	919,853
Palo Alto Networks, Inc.	6,762	1,378,298
salesforce.com, Inc.	9,734	1,444,915
Splunk, Inc.	11,886	1,400,884
		6,433,539
Specialty Retail - 0.29%
National Vision Holdings, Inc.	17,931	431,599
Tiffany & Co.	14,857	1,376,204
		1,807,803
Technology Hardware, Storage & Peripherals - 0.29%
3D Systems Corp.	51,436	419,204
Pure Storage, Inc.	79,612	1,348,627
		1,767,831
Textiles, Apparel & Luxury Goods - 0.23%
Canada Goose Holdings, Inc. (b)	32,685	1,437,159

Trading Companies & Distributors - 0.38%
SiteOne Landscape Supply, Inc.	13,013	963,222
Univar Solutions, Inc.	66,926	1,389,384
		2,352,606
Water Utilities - 0.27%
Aqua America, Inc.	37,808	1,694,933
TOTAL COMMON STOCKS
(Proceeds $93,381,420)		$88,882,815

	Shares	Fair Value

INVESTMENT COMPANIES - 0.49%

Exchange Traded Funds - 0.49%
SPDR Dow Jones Industrial Average ETF Trust	11,329	$3,049,540
TOTAL INVESTMENT COMPANIES
(Proceeds $3,047,897)		$3,049,540

TOTAL SECURITIES SOLD SHORT
(Proceeds $96,429,317) - 14.87%		$91,932,355

Percentages are stated as a percent of net assets.

ADR American Depositary Receipt

(a) Non-income producing security.

(b) Foreign issued security.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI, Inc. and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

See Notes to the Financial Statements.	The Leuthold Funds - 2019 Annual Report	47

Leuthold Global Fund

Schedule of Investments September 30, 2019

	Shares	Fair Value
COMMON STOCKS - 60.45%

Banks - 2.42%
Banco do Brasil SA (b)	12,100	$132,796
Bank Mandiri Persero Tbk PT (b)	304,400	149,721
China CITIC Bank Corp., Ltd. - H Shares (b)	235,000	125,293
CTBC Financial Holding Co., Ltd. (b)	204,000	135,413
Grupo Financiero Banorte SAB de CV (b)	25,800	139,054
Nedbank Group, Ltd. (b)	7,586	113,670
RHB Bank Bhd (b)	97,900	131,895
Taishin Financial Holding Co., Ltd. (b)	273,573	122,090
Thanachart Capital PCL - NVDR	72,400	134,982
Turkiye Halk Bankasi AS (b)	85,318	98,955
		1,283,869
Beverages - 0.79%
PepsiCo, Inc. (f)	3,059	419,389
Building Products - 2.46%
American Woodmark Corp. (a)	1,848	164,306
Assa Abloy AB - Class B (b)	8,600	191,188
Builders FirstSource, Inc. (a)	8,060	165,834
Kingspan Group PLC (b)	3,833	187,165
Masco Corp.	5,479	228,365
Owens Corning	3,323	210,014
Universal Forest Products, Inc.	4,022	160,397
		1,307,269

	Shares	Fair Value

Capital Markets - 4.17%
Evercore, Inc. - Class A	2,380	$190,638
The Goldman Sachs Group, Inc.	2,270	470,412
Haitong Securities Co., Ltd. - H Shares (b)	183,200	192,143
LPL Financial Holdings, Inc.	3,096	253,562
Meritz Securities Co., Ltd. (b)	38,950	164,193
Morgan Stanley	11,122	474,576
Raymond James Financial, Inc.	3,021	249,112
Stifel Financial Corp.	3,892	223,323
		2,217,959
Construction Materials - 0.76%
China National Building Material
Co., Ltd. - H Shares (b)	178,000	159,654
CRH PLC - ADR	7,127	244,884
		404,538
Consumer Finance - 4.26%
Ally Financial, Inc.	10,644	352,955
Capital One Financial Corp. (f)	4,745	431,700
Encore Capital Group, Inc. (a)(f)	4,783	159,393
Hitachi Capital Corp. (b)	6,200	126,538
Krungthai Card PCL - NVDR	161,500	225,952
Nelnet, Inc. - Class A	3,152	200,467
Santander Consumer USA Holdings, Inc. (f)	13,822	352,599
Synchrony Financial	12,169	414,841
		2,264,445
Entertainment - 2.93%
Activision Blizzard, Inc.	6,388	338,053
Electronic Arts, Inc. (a)	3,327	325,447
Konami Holdings Corp. (b)	5,500	266,440
NetEase, Inc. - ADR	1,236	328,999
Nintendo Co., Ltd. (b)	800	297,997
		1,556,936

48	The Leuthold Funds - 2019 Annual Report	See Notes to the Financial Statements.

Leuthold Global Fund

Schedule of Investments (continued)
September 30, 2019

	Shares	Fair Value
COMMON STOCKS - 60.45% (continued)

Food & Staples Retailing - 4.22%
Alimentation Couche-Tard, Inc. - Class B (b)	10,414	$319,137
Koninklijke Ahold Delhaize NV (b)	12,864	321,699
The Kroger Co.	9,324	240,373
Seven & i Holdings Co., Ltd. (b)	8,300	318,100
US Foods Holding Corp. (a)	5,816	239,038
Walgreens Boots Alliance, Inc.	5,962	329,758
Walmart, Inc.	4,017	476,737
		2,244,842
Gas Utilities - 0.25%
Enagas SA (b)	5,816	134,446
Hotels, Restaurants & Leisure - 3.52%
Aramark	6,021	262,395
Cracker Barrel Old Country Store, Inc. (f)	959	155,982
Darden Restaurants, Inc. (f)	2,006	237,149
McDonald’s Corp.	1,429	306,821
Starbucks Corp. (f)	3,272	289,310
The Wendy’s Co.	7,547	150,789
Yum China Holdings, Inc. (b)(f)	5,260	238,962
Yum! Brands, Inc.	2,035	230,830
		1,872,238
Household Durables - 3.84%
Barratt Developments PLC (b)	30,268	240,951
Haseko Corp. (b)	20,500	239,752
Lennar Corp. - Class A (f)	6,001	335,156
Meritage Homes Corp. (a)	5,679	399,518
Redrow PLC (b)	30,621	232,549
Toll Brothers, Inc.	7,924	325,280
TRI Pointe Group, Inc. (a)(f)	17,859	268,599
		2,041,805

	Shares	Fair Value

Insurance - 7.07%
The Allstate Corp.	3,245	$352,666
Arch Capital Group, Ltd. (a)(b)	5,624	236,095
Dai-ichi Life Holdings, Inc. (b)	14,100	214,361
Fidelity National Financial, Inc.	4,867	216,143
First American Financial Corp.	3,487	205,768
Legal & General Group PLC (b)	75,573	230,672
Lincoln National Corp.	2,402	144,889
Medibank Pvt, Ltd. (b)	90,164	207,064
MetLife, Inc.	9,268	437,079
MS&AD Insurance Group Holdings, Inc. (b)	6,200	201,526
Old Mutual, Ltd. (b)	61,038	78,000
Old Republic International Corp.	8,559	201,736
Ping An Insurance Group Co of China, Ltd. - H Shares (b)	41,500	476,989
The Progressive Corp. (f)	2,409	186,095
Prudential Financial, Inc.	2,159	194,202
RSA Insurance Group PLC (b)	26,975	176,985
		3,760,270
Interactive Media & Services - 2.67%
Alphabet, Inc. - Class A (a)	458	559,282
Auto Trader Group PLC (b)	24,511	153,626
Baidu, Inc. - Class A - ADR (a)	1,360	139,754
Facebook, Inc. - Class A (a)	999	177,902
IAC/InterActiveCorp (a)(f)	1,052	229,304
Yandex NV - Class A (a)(b)(f)	4,585	160,521
		1,420,389
Internet & Direct Marketing Retail - 0.90%
eBay, Inc.	6,170	240,507
Rakuten, Inc. (b)	24,100	238,893
		479,400

See Notes to the Financial Statements.	The Leuthold Funds - 2019 Annual Report	49

Leuthold Global Fund

Schedule of Investments (continued)
September 30, 2019

	Shares	Fair Value
COMMON STOCKS - 60.45% (continued)

IT Services - 7.30%
Accenture PLC - Class A (b)	2,138	$411,244
Bechtle AG (b)	1,958	199,278
CACI International, Inc. (a)	1,420	328,389
Computershare, Ltd. (b)	12,919	141,228
CSG Systems International, Inc. (f)	4,182	216,126
DXC Technology Co.	4,061	119,800
Fiserv, Inc. (a)(f)	3,077	318,746
FleetCor Technologies, Inc. (a)	1,218	349,298
Genpact, Ltd.	8,867	343,596
ManTech International Corp. - Class A	3,022	215,801
MAXIMUS, Inc.	2,805	216,714
NET One Systems Co., Ltd. (b)	15,500	420,494
NS Solutions Corp. (b)	6,700	219,906
TIS, Inc. (b)	3,600	208,002
Wipro, Ltd. - ADR	46,955	171,386
		3,880,008
Life Sciences Tools & Services - 3.83%
Bio-Rad Laboratories, Inc. - Class A (a)	826	274,843
Eurofins Scientific SE (b)	533	247,866
Gerresheimer AG (b)	3,394	243,350
IQVIA Holdings, Inc. (a)	2,702	403,625
Medpace Holdings, Inc. (a)	4,218	354,481
Siegfried Holding AG (b)	634	249,511
Syneos Health, Inc. (a)	4,896	260,516
		2,034,192

	Shares	Fair Value

Oil, Gas & Consumable Fuels - 2.85%
Energy Transfer LP	16,065	$210,130
Enterprise Products Partners LP	8,811	251,818
Keyera Corp. (b)	7,584	184,155
Magellan Midstream Partners LP	2,822	187,014
Phillips 66 Partners LP	3,295	186,563
Plains All American Pipeline LP	9,826	203,889
TC Energy Corp. (b)	5,626	291,371
		1,514,940
Paper & Forest Products - 0.09%
China Forestry Holdings Co., Ltd. (a)(b)(d)(e)	2,484,000	47,539

Semiconductors & Semiconductor Equipment - 5.83%
Applied Materials, Inc.	5,445	271,705
ASM International NV (b)	2,143	197,161
Diodes, Inc. (a)	4,031	161,845
Globalwafers Co., Ltd. (b)	16,000	161,365
Intel Corp.	7,962	410,282
Lam Research Corp.	1,577	364,460
MKS Instruments, Inc.	1,895	174,871
ON Semiconductor Corp. (a)(f)	7,589	145,785
SCREEN Holdings Co., Ltd. (b)	2,700	160,815
Sino-American Silicon Products, Inc. (b)	69,000	182,305
SK Hynix, Inc. (b)	3,821	262,427
Skyworks Solutions, Inc.	2,900	229,825
SUMCO Corp. (b)	16,600	226,137
UniTest, Inc. (b)	12,763	149,871
		3,098,854
Thrifts & Mortgage Finance - 0.29%
Radian Group, Inc.	6,780	154,855
TOTAL COMMON STOCKS (Cost $31,436,675)		$32,138,183

50	The Leuthold Funds - 2019 Annual Report	See Notes to the Financial Statements.

Leuthold Global Fund

Schedule of Investments (continued)
September 30, 2019

	Shares	Fair Value
INVESTMENT COMPANIES - 13.59%

Exchange Traded Funds - 13.59%
Invesco CurrencyShares Euro Currency Trust (a)(f)	5,297	$548,557
Invesco CurrencyShares Japanese Yen Trust (a)(f)	19,121	1,681,692
iShares Intermediate-Term Corporate Bond ETF (f)	15,683	908,359
iShares International Treasury Bond ETF (f)	11,909	601,047
iShares JP Morgan USD Emerging Markets Bond ETF	6,615	749,810
iShares MBS ETF	9,220	998,526
SPDR Gold Shares (a)	12,496	1,735,320
TOTAL INVESTMENT COMPANIES (Cost $6,898,498)		$7,223,311

	Principal Amount	Fair Value
CORPORATE BONDS - 2.19%

Banks - 1.03%
JPMorgan Chase & Co.
1.500%, 01/27/2025	$470,000	$547,359
Diversified Telecommunication Services - 1.16%
AT&T, Inc.
3.400%, 05/15/2025	590,000	615,574
TOTAL CORPORATE BONDS (Cost $1,099,907)		$1,162,933

UNITED STATES TREASURY OBLIGATIONS - 4.33%

United States Treasury Notes - 4.33%
2.500%, 12/31/2020	$2,280,000	$2,299,594

TOTAL UNITED STATES TREASURY OBLIGATIONS (Cost $2,302,064)		$2,299,594
FOREIGN GOVERNMENT BONDS - 3.70%
Canadian Government Bond 2.250%, 06/01/2025 (b)
CAD	610,000	$481,816
French Republic Government Bond OAT 1.250%, 05/25/2034 (b)
EUR	802,000	1,034,188
Government of the United Kingdom 2.250%, 09/07/2023 (b)
GBP	340,000	450,143
TOTAL FOREIGN GOVERNMENT BONDS (Cost $1,875,474)		$1,966,147

See Notes to the Financial Statements.	The Leuthold Funds - 2019 Annual Report	51

Leuthold Global Fund

Schedule of Investments (continued)
September 30, 2019

	Shares	Fair Value
SHORT-TERM INVESTMENTS - 11.84%

Money Market Funds - 11.84%
Fidelity Institutional Money Market Funds - Government Portfolio - Class I, 1.860% (c)(g)	6,296,800	$6,296,800
TOTAL SHORT-TERM INVESTMENTS (Cost $6,296,800)		$6,296,800

INVESTMENTS PURCHASED AS SECURITIES LENDING COLLATERAL - 13.79%
Mount Vernon Liquid Assets Portfolio, LLC, 2.110% (c)	7,331,745	$7,331,745
TOTAL INVESTMENTS PURCHASED AS SECURITIES LENDING COLLATERAL (Cost $7,331,745)		$7,331,745

Total Investments (Cost $57,241,163) - 109.89%		$58,418,713
Liabilities in Excess of Other Assets - (g) (9.89)%		(5,256,305)
TOTAL NET ASSETS - 100.00%		$53,162,408

Percentages are stated as a percent of net assets.

ADR	American Depositary Receipt
CAD	Canadian Dollar
EUR	Euro
GBP	British Pound
NVDR	Non-Voting Depositary Receipt

(a)	Non-income producing security.
(b)	Foreign issued security.
(c)	The rate quoted is the annualized seven-day yield as of September 30, 2019.
(d)	Illiquid security. The fair value of these securities total $47,539 which represents 0.09% of total net assets.
(e)	This security is currently being fair valued in accordance with procedures established by the Board of Directors of Leuthold Funds, Inc. and is deemed a Level 3 security as it is valued using significant unobservable inputs.
(f)	This security or a portion of this security was out on loan as of September 30, 2019. Total loaned securities had a value of $7,193,841 or 13.53% of net assets. The remaining contractual maturity of all of the securities lending transactions is overnight and continuous. See Note 8.
(g)	All or a portion of the assets have been committed as collateral for open securities sold short.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI, Inc. and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

52	The Leuthold Funds - 2019 Annual Report	See Notes to the Financial Statements.

Leuthold Global Fund

Schedule of Investments (continued)
September 30, 2019

	Fair Value	Percentage of Total Investments
CURRENCY EXPOSURE
Australian Dollar	$348,292	0.59%
Brazilian Real	132,796	0.23
British Pound	1,562,926	2.67
Canadian Dollar	985,108	1.68
Euro	3,112,512	5.33
Hong Kong Dollar	1,001,618	1.71
Indonesian Rupiah	149,721	0.26
Japanese Yen	3,138,961	5.37
Malaysian Ringgit	131,895	0.23
Mexican Peso	139,054	0.24
South African Rand	113,670	0.19
South Korean Won	576,491	0.99
Swedish Krona	191,188	0.33
Swiss Franc	249,511	0.43
Taiwan New Dollar	601,173	1.03
Thai Baht	360,934	0.62
Turkish Lira	98,955	0.17
US Dollar	45,523,908	77.93
Total Investments	$58,418,713	100.00%

	Fair Value	Percentage of Total Investments
GEOGRAPHIC DIVERSIFICATION
Australia	$348,292	0.59%
Bermuda	236,095	0.40
Brazil	132,796	0.23
Canada	1,276,479	2.18
China	1,709,333	2.93
France	1,034,188	1.77
Germany	442,628	0.76
India	171,386	0.29
Indonesia	149,721	0.26
Ireland	843,293	1.44
Japan	3,138,961	5.37
Luxembourg	247,866	0.42
Malaysia	131,895	0.23
Mexico	139,054	0.24
Netherlands	518,860	0.89
Russia	160,521	0.27
South Africa	191,670	0.33
South Korea	576,491	0.99
Spain	134,446	0.23
Sweden	191,188	0.33
Switzerland	249,511	0.43
Taiwan	601,173	1.03
Thailand	360,934	0.62
Turkey	98,955	0.17
United Kingdom	1,484,926	2.54
United States	43,848,051	75.06
Total Investments	$58,418,713	100.00%

See Notes to the Financial Statements.	The Leuthold Funds - 2019 Annual Report	53

Leuthold Global Fund

Schedule of Securities Sold Short - (a)
September 30, 2019

	Shares	Fair Value
COMMON STOCKS - 7.42%

Aerospace & Defense - 0.13%
AeroVironment, Inc.	305	$16,336
Axon Enterprise, Inc.	969	55,020
		71,356
Air Freight & Logistics - 0.10%
FedEx Corp.	383	55,753

Auto Components - 0.07%
Dorman Products, Inc.	254	20,203
Veoneer, Inc. (b)	1,149	17,224
		37,427
Automobiles - 0.24%
Tesla, Inc.	284	68,407
Thor Industries, Inc.	1,069	60,548
		128,955
Banks - 0.24%
CenterState Bank Corp.	942	22,594
Commerce Bancshares, Inc.	772	46,822
First Republic Bank	595	57,536
		126,952
Capital Markets - 0.14%
The Charles Schwab Corp.	1,453	60,779
Virtu Financial, Inc. - Class A	815	13,333
		74,112
Chemicals - 0.40%
Ashland Global Holdings, Inc.	784	60,407
Balchem Corp.	209	20,731
DuPont de Nemours, Inc.	965	68,814
The Mosaic Co.	2,972	60,926
		210,878

	Shares	Fair Value

Commercial Services & Supplies - 0.23%
Rollins, Inc.	1,550	$52,809
Stericycle, Inc.	1,356	69,061
		121,870
Communications Equipment - 0.07%
Lumentum Holdings, Inc.	727	38,938

Construction & Engineering - 0.04%
Granite Construction, Inc.	621	19,953
Diversified Telecommunication Services - 0.13%
Intelsat SA (b)	3,026	68,993

Electronic Equipment, Instruments & Components - 0.21%
Cognex Corp.	1,169	57,433
IPG Photonics Corp.	401	54,376
		111,809
Energy Equipment & Services - 0.28%
Core Laboratories NV (b)	1,009	47,040
Halliburton Co.	1,519	28,633
National Oilwell Varco, Inc.	1,489	31,567
Schlumberger, Ltd.	1,202	41,072
		148,312
Entertainment - 0.19%
Netflix, Inc.	159	42,552
World Wrestling Entertainment, Inc. - Class A	861	61,260
		103,812
Food Products - 0.04%
Cal-Maine Foods, Inc.	520	20,777

Gas Utilities - 0.19%
Northwest Natural Holding Co.	277	19,761
South Jersey Industries, Inc.	634	20,865
UGI Corp.	1,158	58,213
		98,839

54	The Leuthold Funds - 2019 Annual Report	See Notes to the Financial Statements.

Leuthold Global Fund

Schedule of Securities Sold Short - (a) (continued)
September 30, 2019

	Shares	Fair Value
COMMON STOCKS - 7.42% (continued)

Health Care Equipment & Supplies - 0.59%
ABIOMED, Inc.	233	$41,448
Avanos Medical, Inc.	595	22,289
Becton Dickinson and Co.	264	66,782
DexCom, Inc.	418	62,382
Intuitive Surgical, Inc.	115	62,092
iRhythm Technologies, Inc.	511	37,870
Quidel Corp.	363	22,270
		315,133
Health Care Technology - 0.04%
Tabula Rasa HealthCare, Inc.	366	20,108

Hotels, Restaurants & Leisure - 0.39%
Bloomin’ Brands, Inc.	2,215	41,930
Boyd Gaming Corp.	2,625	62,869
Eldorado Resorts, Inc.	1,439	57,373
The Stars Group, Inc. (b)	3,197	47,891
		210,063
Household Durables - 0.11%
iRobot Corp.	925	57,045

Household Products - 0.04%
Spectrum Brands Holdings, Inc.	412	21,721

Industrial Conglomerates - 0.11%
General Electric Co.	6,549	58,548

Interactive Media & Services - 0.14%
CarGurus, Inc. - Class A	1,075	33,271
Zillow Group, Inc. - Class C	1,343	40,048
		73,319
Internet & Direct Marketing Retail - 0.11%
GrubHub, Inc.	1,004	56,435

	Shares	Fair Value

IT Services - 0.23%
GoDaddy, Inc. - Class A	837	$55,225
Square, Inc. - Class A	1,054	65,295
		120,520
Life Sciences Tools & Services - 0.11%
Illumina, Inc.	199	60,540

Machinery - 0.34%
Colfax Corp.	2,152	62,537
The Toro Co.	785	57,540
Xylem, Inc.	740	58,919
		178,996
Metals & Mining - 0.10%
Alcoa Corp.	2,607	52,322

Oil, Gas & Consumable Fuels - 0.45%
Concho Resources, Inc.	568	38,567
Kosmos Energy, Ltd.	6,329	39,493
Murphy Oil Corp.	2,674	59,122
Noble Energy, Inc.	2,933	65,875
PDC Energy, Inc.	1,414	39,239
		242,296
Pharmaceuticals - 0.22%
Elanco Animal Health, Inc.	2,203	58,578
Teva Pharmaceutical Industries, Ltd. - ADR	8,588	59,085
		117,663
Real Estate Management & Development - 0.04%
Redfin Corp.	1,132	19,063

Road & Rail - 0.11%
JB Hunt Transport Services, Inc.	551	60,968

See Notes to the Financial Statements.	The Leuthold Funds - 2019 Annual Report	55

Leuthold Global Fund

Schedule of Securities Sold Short - (a) (continued)
September 30, 2019

	Shares	Fair Value
COMMON STOCKS - 7.42% (continued)

Semiconductors & Semiconductor Equipment - 0.22%
Advanced Micro Devices, Inc.	2,142	$62,096
NVIDIA Corp.	326	56,747
		118,843
Software - 0.63%
DocuSign, Inc.	931	57,648
Dropbox, Inc. - Class A	2,748	55,427
Nutanix, Inc. - Class A	1,506	39,532
Palo Alto Networks, Inc.	291	59,315
salesforce.com, Inc.	416	61,751
Splunk, Inc.	511	60,226
		333,899
Specialty Retail - 0.15%
National Vision Holdings, Inc.	771	18,558
Tiffany & Co.	639	59,190
		77,748
Technology Hardware, Storage & Peripherals - 0.14%
3D Systems Corp.	2,211	18,019
Pure Storage, Inc.	3,422	57,969
		75,988
Textiles, Apparel & Luxury Goods - 0.12%
Canada Goose Holdings, Inc. (b)	1,405	61,778
Trading Companies & Distributors - 0.19%
SiteOne Landscape Supply, Inc.	558	41,303
Univar Solutions, Inc.	2,876	59,706
		101,009

	Shares	Fair Value

Water Utilities - 0.14%
Aqua America, Inc.	1,625	$72,849
TOTAL COMMON STOCKS (Proceeds $4,099,279)		$3,945,590

INVESTMENT COMPANIES - 7.87%
Exchange Traded Funds - 7.87%
iShares MSCI ACWI ETF	26,663	$1,966,396
iShares MSCI EAFE ETF	27,177	1,772,212
iShares MSCI Emerging Markets ETF	10,894	445,238
TOTAL INVESTMENT COMPANIES (Proceeds $4,214,537)		$4,183,846
TOTAL SECURITIES SOLD SHORT (Proceeds $8,313,816) - 15.29%		$8,129,436

Percentages are stated as a percent of net assets.

ADR American Depositary Receipt

(a) Non-income producing security.

(b) Foreign issued security.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI, Inc. and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

56	The Leuthold Funds - 2019 Annual Report	See Notes to the Financial Statements.

Leuthold Select Industries Fund

Schedule of Investments
September 30, 2019

	Shares	Fair Value
COMMON STOCKS - 99.08%

Airlines - 1.60%
Delta Air Lines, Inc.	1,669	$96,134
United Airlines Holdings, Inc. (a)	1,041	92,035
		188,169
Biotechnology - 4.27%
Alexion Pharmaceuticals, Inc. (a)	1,188	116,353
Amgen, Inc.	832	161,000
Celgene Corp. (a)	734	72,886
Gilead Sciences, Inc.	2,409	152,683
		502,922
Capital Markets - 4.19%
FactSet Research Systems, Inc.	233	56,612
Intercontinental Exchange, Inc.	1,099	101,405
Moody’s Corp.	479	98,113
MSCI, Inc.	296	64,454
Nasdaq, Inc.	726	72,128
S&P Global, Inc.	411	100,687
		493,399
Commercial Services & Supplies - 3.86%
Republic Services, Inc.	1,946	168,426
Tetra Tech, Inc.	1,217	105,587
Waste Management, Inc.	1,576	181,240
		455,253
Consumer Finance - 4.91%
Ally Financial, Inc.	3,106	102,995
Capital One Financial Corp.	1,742	158,487
OneMain Holdings, Inc.	1,338	49,078
Santander Consumer USA Holdings, Inc.	2,803	71,505
Synchrony Financial	4,137	141,030
World Acceptance Corp. (a)	439	55,977
		579,072

	Shares	Fair Value

Diversified Telecommunication Services - 3.54%
AT&T, Inc.	6,185	$234,040
Verizon Communications, Inc.	3,030	182,891
		416,931
Entertainment - 4.50%
Activision Blizzard, Inc.	3,315	175,430
Electronic Arts, Inc. (a)	1,841	180,086
The Walt Disney Co.	1,340	174,629
		530,145
Food & Staples Retailing - 4.79%
Costco Wholesale Corp.	1,063	306,261
Walmart, Inc.	2,178	258,485
		564,746
Health Care Providers & Services - 8.15%
Anthem, Inc.	344	82,594
Centene Corp. (a)	3,009	130,169
Encompass Health Corp.	1,927	121,941
HCA Healthcare, Inc.	1,627	195,923
Humana, Inc.	494	126,301
UnitedHealth Group, Inc.	884	192,111
Universal Health Services, Inc. - Class B	750	111,563
		960,602
Hotels, Restaurants & Leisure - 4.03%
Cracker Barrel Old Country Store, Inc.	325	52,861
Darden Restaurants, Inc.	742	87,719
McDonald’s Corp.	394	84,596
Starbucks Corp.	926	81,877
The Wendy’s Co.	3,163	63,197
Yum! Brands, Inc.	927	105,149
		475,399

See Notes to the Financial Statements.	The Leuthold Funds - 2019 Annual Report	57

Leuthold Select Industries Fund

Schedule of Investments (continued)
September 30, 2019

	Shares	Fair Value
COMMON STOCKS - 99.08% (continued)

Household Durables - 5.58%
D.R. Horton, Inc.	2,806	$147,904
KB Home	2,084	70,856
Lennar Corp. - Class A	1,678	93,716
Meritage Homes Corp. (a)	1,197	84,209
PulteGroup, Inc.	4,249	155,301
Toll Brothers, Inc.	2,579	105,868
		657,854
Insurance - 1.26%
MetLife, Inc.	3,160	149,026
Interactive Media & Services - 4.09%
Alphabet, Inc. - Class A (a)	228	278,420
Facebook, Inc. - Class A (a)	678	120,738
IAC/InterActiveCorp (a)	379	82,611
		481,769
Internet & Direct Marketing Retail - 5.65%
Amazon.com, Inc. (a)	136	236,084
Booking Holdings, Inc. (a)	78	153,084
eBay, Inc.	2,939	114,562
Etsy, Inc. (a)	1,317	74,410
Expedia Group, Inc. - Class A	649	87,232
		665,372
IT Services - 8.98%
Fiserv, Inc. (a)	1,839	190,502
FleetCor Technologies, Inc. (a)	430	123,316
Genpact, Ltd.	1,503	58,241
Mastercard, Inc. - Class A	1,007	273,471
MAXIMUS, Inc.	1,293	99,897
Visa, Inc. - Class A	1,428	245,630
The Western Union Co.	2,910	67,425
		1,058,482

	Shares	Fair Value

Media - 1.80%
Comcast Corp. - Class A	3,001	$135,285
Nexstar Media Group, Inc.	747	76,426
		211,711
Multiline Retail - 6.38%
Dollar General Corp.	1,637	260,185
Dollar Tree, Inc. (a)	1,458	166,445
Target Corp.	3,039	324,899
		751,529
Professional Services - 3.86%
ASGN, Inc. (a)	1,670	104,976
Insperity, Inc.	1,309	129,093
Robert Half International, Inc.	1,954	108,760
TriNet Group, Inc. (a)	1,793	111,507
		454,336
Road & Rail - 5.81%
Canadian National Railway Co. (b)	954	85,726
Canadian Pacific Railway, Ltd. (b)	555	123,465
Genesee & Wyoming, Inc. - Class A (a)	1,019	112,610
Kansas City Southern	947	125,960
Norfolk Southern Corp.	674	121,091
Union Pacific Corp.	717	116,140
		684,992
Semiconductors & Semiconductor Equipment - 7.19%
Applied Materials, Inc.	3,204	159,880
KLA Corp.	660	105,237
Kulicke & Soffa Industries, Inc. (b)	1,789	42,006
Lam Research Corp.	1,165	269,243
MKS Instruments, Inc.	1,217	112,305
SolarEdge Technologies, Inc. (a)(b)	1,895	158,649
		847,320

58	The Leuthold Funds - 2019 Annual Report	See Notes to the Financial Statements.

Leuthold Select Industries Fund

Schedule of Investments (continued)
September 30, 2019

	Shares	Fair Value
COMMON STOCKS - 99.08% (continued)

Software - 2.60%
Microsoft Corp.	2,201	$306,005
Specialty Retail - 1.54%
AutoZone, Inc. (a)	99	107,377
Group 1 Automotive, Inc.	805	74,310
		181,687
Thrifts & Mortgage Finance - 0.50%
Radian Group, Inc.	2,557	58,402
TOTAL COMMON STOCKS (Cost $8,858,513)		$11,675,123

SHORT-TERM INVESTMENTS - 1.13%

Money Market Funds - 1.13%
Fidelity Institutional Money Market Funds - Government Portfolio - Class I, 1.860% (c)	133,155	$133,155
TOTAL SHORT-TERM INVESTMENTS (Cost $133,155)		$133,155

Total Investments (Cost $8,991,668) - 100.21%		$11,808,278
Liabilities in Excess of Other Assets - (0.21)%		(24,394)
TOTAL NET ASSETS - 100.00%		$11,783,884

Percentages are stated as a percent of net assets.

(a) Non-income producing security.

(b) Foreign issued security.

(c) The rate quoted is the annualized seven-day yield as of September 30, 2019.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI, Inc. and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

See Notes to the Financial Statements.	The Leuthold Funds - 2019 Annual Report	59

Grizzly Short Fund

Schedule of Investments
September 30, 2019

	Shares	Fair Value
SHORT-TERM INVESTMENTS - 76.54%

Money Market Funds - 76.54%
Fidelity Institutional Money Market Funds - Government Portfolio - Class I, 1.860% (a)(b)	70,599,843	$70,599,843
TOTAL SHORT-TERM INVESTMENTS (Cost $70,599,843)		$70,599,843
Total Investments (Cost $70,599,843) - 76.54%		$70,599,843
Other Assets in Excess of Liabilities - (b) 23.46%		21,638,24
TOTAL NET ASSETS - 100.00%		$92,238,086

Percentages are stated as a percent of net assets.

(a) The rate quoted is the annualized seven-day yield as of September 30, 2019.

(b) All or a portion of the assets have been committed as collateral for open securities sold short.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI, Inc. and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

60	The Leuthold Funds - 2019 Annual Report	See Notes to the Financial Statements.

Grizzly Short Fund

Schedule of Securities Sold Short - (a)
September 30, 2019

	Shares	Fair Value
COMMON STOCKS - 97.93%

Aerospace & Defense - 1.77%
AeroVironment, Inc.	6,959	$372,724
Axon Enterprise, Inc.	22,199	1,260,459
		1,633,183
Air Freight & Logistics - 1.39%
FedEx Corp.	8,779	1,277,959
Auto Components - 0.93%
Dorman Products, Inc.	5,789	460,457
Veoneer, Inc. (b)	26,336	394,777
		855,234
Automobiles - 3.21%
Tesla, Inc.	6,572	1,582,997
Thor Industries, Inc.	24,381	1,380,940
		2,963,937
Banks - 3.16%
CenterState Bank Corp.	21,593	517,908
Commerce Bancshares, Inc.	17,738	1,075,810
First Republic Bank	13,622	1,317,247
		2,910,965
Capital Markets - 1.84%
The Charles Schwab Corp.	33,298	1,392,855
Virtu Financial, Inc. - Class A	18,667	305,392
		1,698,247
Chemicals - 5.23%
Ashland Global Holdings, Inc.	17,961	1,383,895
Balchem Corp.	4,768	472,938
DuPont de Nemours, Inc.	22,098	1,575,808
The Mosaic Co.	67,835	1,390,618
		4,823,259

	Shares	Fair Value
Commercial Services & Supplies - 3.03%
Rollins, Inc.	35,518	$1,210,098
Stericycle, Inc.	31,078	1,582,803
		2,792,901
Communications Equipment - 0.97%
Lumentum Holdings, Inc.	16,649	891,720
Construction & Engineering - 0.49%
Granite Construction, Inc.	14,177	455,507
Diversified Telecommunication Services - 1.71%
Intelsat SA (b)	69,320	1,580,496
Electronic Equipment, Instruments & Components - 2.76%
Cognex Corp.	26,633	1,308,480
IPG Photonics Corp.	9,127	1,237,621
		2,546,101
Energy Equipment & Services - 3.68%
Core Laboratories NV (b)	23,107	1,077,248
Halliburton Co.	34,811	656,188
National Oilwell Varco, Inc.	34,105	723,026
Schlumberger, Ltd.	27,546	941,247
		3,397,709
Entertainment - 2.58%
Netflix, Inc.	3,632	971,996
World Wrestling Entertainment, Inc. - Class A	19,788	1,407,916
		2,379,912
Food Products - 0.52%
Cal-Maine Foods, Inc.	11,906	475,704
Gas Utilities - 2.45%
Northwest Natural Holding Co.	6,357	453,509
South Jersey Industries, Inc.	14,530	478,182
UGI Corp.	26,379	1,326,072
		2,257,763

See Notes to the Financial Statements.	The Leuthold Funds - 2019 Annual Report	61

Grizzly Short Fund

Schedule of Securities Sold Short - (a)
September 30, 2019

	Shares	Fair Value
COMMON STOCKS - 97.93% (continued)

Health Care Equipment & Supplies - 7.82%
ABIOMED, Inc.	5,348	$951,356
Avanos Medical, Inc.	13,622	510,280
Becton Dickinson and Co.	6,054	1,531,420
DexCom, Inc.	9,586	1,430,615
Intuitive Surgical, Inc.	2,623	1,416,236
iRhythm Technologies, Inc.	11,666	864,567
Quidel Corp.	8,333	511,230
		7,215,704
Health Care Technology - 0.50%
Tabula Rasa HealthCare, Inc.	8,375	460,123
Hotels, Restaurants & Leisure - 5.21%
Bloomin’ Brands, Inc.	50,754	960,773
Boyd Gaming Corp.	60,138	1,440,305
Eldorado Resorts, Inc.	32,850	1,309,730
The Stars Group, Inc. (b)	73,255	1,097,360
		4,808,168
Household Durables - 1.42%
iRobot Corp.	21,190	1,306,787
Household Products - 0.54%
Spectrum Brands Holdings, Inc.	9,477	499,627
Industrial Conglomerates - 1.45%
General Electric Co.	150,042	1,341,375
Interactive Media & Services - 1.82%
CarGurus, Inc. - Class A	24,620	761,989
Zillow Group, Inc. - Class C	30,775	917,711
		1,679,700
Internet & Direct Marketing Retail - 1.40%
GrubHub, Inc.	23,006	1,293,167

	Shares	Fair Value
IT Services - 2.99%
GoDaddy, Inc. - Class A	19,171	$1,264,903
Square, Inc. - Class A	24,056	1,490,269
		2,755,172
Life Sciences Tools & Services - 1.50%
Illumina, Inc.	4,541	1,381,463
Machinery - 4.43%
Colfax Corp.	49,140	1,428,009
The Toro Co.	17,881	1,310,677
Xylem, Inc.	16,952	1,349,718
		4,088,404
Metals & Mining - 1.30%
Alcoa Corp.	59,734	1,198,861
Oil, Gas & Consumable Fuels - 6.02%
Concho Resources, Inc.	13,016	883,786
Kosmos Energy, Ltd.	144,997	904,781
Murphy Oil Corp.	61,046	1,349,727
Noble Energy, Inc.	67,201	1,509,335
PDC Energy, Inc.	32,501	901,903
		5,549,532
Pharmaceuticals - 2.92%
Elanco Animal Health, Inc.	50,492	1,342,582
Teva Pharmaceutical Industries, Ltd. - ADR	196,760	1,353,709
		2,696,291
Real Estate Management & Development - 0.47%
Redfin Corp.	25,932	436,695
Road & Rail - 1.51%
JB Hunt Transport Services, Inc.	12,559	1,389,653

62	The Leuthold Funds - 2019 Annual Report	See Notes to the Financial Statements.

Grizzly Short Fund

Schedule of Securities Sold Short - (a)
September 30, 2019

	Shares	Fair Value
COMMON STOCKS - 97.93% (continued)

Semiconductors & Semiconductor Equipment - 2.94%
Advanced Micro Devices, Inc.	48,839	$1,415,842
NVIDIA Corp.	7,467	1,299,781
		2,715,623
Software - 8.29%
DocuSign, Inc.	21,260	1,316,419
Dropbox, Inc. - Class A	62,963	1,269,964
Nutanix, Inc. - Class A	34,509	905,861
Palo Alto Networks, Inc.	6,660	1,357,508
salesforce.com, Inc.	9,560	1,419,087
Splunk, Inc.	11,705	1,379,551
		7,648,390
Specialty Retail - 1.93%
National Vision Holdings, Inc.	17,658	425,028
Tiffany & Co.	14,631	1,355,270
		1,780,298
Technology Hardware, Storage & Peripherals - 1.89%
3D Systems Corp.	50,653	412,822
Pure Storage, Inc.	78,401	1,328,113
		1,740,935
Textiles, Apparel & Luxury Goods - 1.54%
Canada Goose Holdings, Inc. (b)	32,188	1,415,306
Trading Companies & Distributors - 2.51%
SiteOne Landscape Supply, Inc.	12,901	954,932
Univar Solutions, Inc.	65,639	1,362,666
		2,317,598

	Shares	Fair Value
Water Utilities - 1.81%
Aqua America, Inc.	37,233	$1,669,155
TOTAL COMMON STOCKS (Proceeds $97,324,484)		$90,328,624

TOTAL SECURITIES SOLD SHORT (Proceeds $97,324,484) - 97.93%		$90,328,624

Percentages are stated as a percent of net assets.

ADR American Depositary Receipt

(a) Non-income producing security.

(b) Foreign issued security.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI, Inc. and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

See Notes to the Financial Statements.	The Leuthold Funds - 2019 Annual Report	63

64	The Leuthold Funds - 2019 Annual Report

The Leuthold Funds

Notes to the Financial Statements

1.	ORGANIZATION AND SIGNIFICANTACCOUNTING POLICIES

Leuthold Funds, Inc. (the “Company”) was incorporated on August 30, 1995, as a Maryland Corporation and is registered with the Securities and Exchange Commission as an open-end management investment company under the Investment Company Act of 1940, as amended. In addition, the Funds are considered investment companies under, and follow the accounting and reporting guidance in, Accounting Standards Codification Topic 946 – Investment Companies. The Leuthold Group, LLC, doing business as Leuthold Weeden Capital Management, is the investment adviser (the “Adviser”). The Company consists of four series (each series a “Fund” and, collectively, the “Funds”):

Fund	Investment Objective	Inception – Retail Share Class	Inception – Institutional Share Class
Leuthold Core Investment Fund	Seeks total return consistent with prudent
	investment risk over the long term	11/20/1995	1/31/2006
Leuthold Global Fund	Seeks total return consistent with prudent	7/1/2008	4/30/2008
investment risk over the long term
Leuthold Select Industries Fund	Capital appreciation	6/19/2000	n/a
Grizzly Short Fund	Capital appreciation	6/19/2000	n/a

All classes of shares in a Fund have identical voting, dividend, liquidation, and other rights, and the same terms and conditions, except that certain fees and expenses, including distribution and shareholder servicing fees, may differ among classes. Each class has exclusive voting rights on any matters relating to that class’s servicing or distribution arrangements.

The following is a summary of significant accounting policies consistently followed by the Funds.

a)	Investment Valuation – Securities listed on a national securities exchange (other than The NASDAQ OMX Group, Inc., referred to as “NASDAQ”) are valued at the last sale price on the day the valuation is made. Securities that are traded on NASDAQ under one of its three listing tiers, NASDAQ Global Market, NASDAQ Global Select Market, and NASDAQ Capital Market, are valued at the NASDAQ Official Closing Price. Price information on listed stocks is taken from the exchange where the security is primarily traded. Securities, including securities sold short, which are listed on an exchange, but which are not traded on the valuation date are generally valued at the mean between the bid and the asked prices. Unlisted securities for which market quotations are readily available are valued at the latest quoted bid price or, if unavailable, at prices provided by an independent pricing service. Securities sold short which are not listed on an exchange but for which market quotations are readily available are generally valued at the average of the current bid and asked prices. Debt securities are valued at bid prices provided by an independent pricing service that may use a matrix pricing method or other analytical pricing model. Exchange-traded options are valued at the last reported sale price priced on the primary exchange on which the option is traded. If no sales are reported on a particular day, the mean between the highest bid and lowest asked quotations at the close of the exchanges is used. Non-exchange traded options are valued at the mean between the last bid and asked quotations. For options where market quotations are not readily available, fair value shall be determined. Shares of open-end investment companies (other than shares of an exchange-traded fund traded on domestic securities exchanges or on NASDAQ) are valued at one of the following prices as determined by the Adviser: (a) the net asset value announced by such open-end investment company following the close of business on the business day a Fund’s net asset value is to be calculated; (b) the net asset value announced by such open-end investment company following the close of business on the business day immediately preceding the day a Fund’s net asset value is to be calculated; or (c) a value determined by the Adviser by adding to, or subtracting from, the net asset value announced by such open-end investment company following the close of business on the business day immediately preceding the day a Fund’s net asset value is to be calculated, an amount equal to the Adviser’s estimate of the effect of changes in the market prices for the types of securities held by such investment company. Other assets, including securities for which no quotations are readily available, are valued at fair value as determined in good faith by the Board of Directors (“Directors”) pursuant to the Funds’ “Pricing and Valuation Guidelines.”

The Leuthold Funds - 2019 Annual Report	65

The Leuthold Funds

The Funds may invest in foreign securities. Foreign securities may be priced at the closing price reported on the foreign exchange on which they are principally traded. Trading in foreign securities may be completed at times that vary from the closing of the New York Stock Exchange (“NYSE”). The Directors have approved the use of their independent pricing provider’s proprietary fair value pricing model to assist in determining current valuation for foreign securities traded in markets that close prior to the NYSE. Foreign securities quoted in foreign currencies are translated into U.S. dollars at current exchange rates. Occasionally, events that affect these values and exchange rates may occur between the times at which they are determined and the closing of the NYSE. If these events materially affect the value of portfolio securities, then these securities may be valued as determined in good faith by the Directors. Some of the factors which may be considered by the Directors and the Funds’ Fair Value Pricing Committee in determining fair value are fundamental analytical data relating to the investment, the nature and duration of any restrictions on disposition, trading in similar securities of the same issuer or comparable companies, information from broker-dealers, and an evaluation of the forces that influence the market in which the securities are purchased and sold. The use of fair value pricing by a Fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations.

b)	Fair Valuation Measurements –The Funds have adopted fair valuation accounting standards, which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the following three levels:

Level 1 - Quoted prices in active markets for identical securities.

Level 2 - Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 - Significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

66	The Leuthold Funds - 2019 Annual Report

The Leuthold Funds

The following is a summary of the inputs used to value the Funds’ investments and securities sold short as of September 30, 2019:

Leuthold Core Investment Fund
Investments at Fair Value	Level 1	Level 2	Level 3	Total
Common Stocks
Airlines	$5,411,089	$—	$—	$5,411,089
Biotechnology	14,712,405	—	—	14,712,405
Capital Markets	14,331,741	—	—	14,331,741
Chemicals	—	—	6,415	6,415
Commercial Services & Supplies	13,305,688	—	—	13,305,688
Consumer Finance	16,970,046	—	—	16,970,046
Diversified Telecommunication Services	12,079,867	—	—	12,079,867
Entertainment	15,384,129	—	—	15,384,129
Food & Staples Retailing	16,461,634	—	—	16,461,634
Health Care Providers & Services	28,780,237	—	—	28,780,237
Hotels, Restaurants & Leisure	13,864,941	—	—	13,864,941
Household Durables	19,672,845	—	—	19,672,845
Insurance	4,377,344	—	—	4,377,344
Interactive Media & Services	13,917,177	—	—	13,917,177
Internet & Direct Marketing Retail	19,442,055	—	—	19,442,055
IT Services	31,578,800	—	—	31,578,800
Media	6,117,173	—	—	6,117,173
Multiline Retail	22,591,178	—	—	22,591,178
Professional Services	13,542,962	—	—	13,542,962
Road & Rail	20,249,161	—	—	20,249,161
Semiconductors & Semiconductor Equipment	25,553,851	—	—	25,553,851
Software	8,959,093	—	—	8,959,093
Specialty Retail	5,445,508	—	—	5,445,508
Thrifts & Mortgage Finance	1,733,236	—	—	1,733,236
Total Common Stocks	$344,482,160	$—	$6,415	$344,488,575
Exchange Traded Funds	107,327,111	—	—	107,327,111
Corporate Bonds	—	18,453,466	—	18,453,466
United States Treasury Obligations	—	27,766,586	—	27,766,586
Foreign Government Bonds	—	19,455,897	—	19,455,897
Money Market Funds	79,003,405	—	—	79,003,405
Investments Purchased as Securities Lending Collateral*	—	—	—	58,159,493
Total Investments in Securities	$530,812,676	$65,675,949	$6,415	$654,654,533

*	Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Schedule of Investments.

Securities Sold Short at Fair Value	Level 1	Level 2	Level 3	Total
Common Stocks	$88,882,815	$—	$—	$88,882,815
Exchange Traded Funds	3,049,540	—	—	3,049,540
Total Securities Sold Short	$91,932,355	$—	$—	$91,932,355

The Leuthold Funds - 2019 Annual Report	67

The Leuthold Funds

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

Leuthold Core Investment Fund	Investment in Securities at Fair Value
Balance as of September 30, 2018	$6,423
Accrued discounts/premiums	—
Realized gain (loss)	—
Change in unrealized depreciation	(8	)*
Purchases	—
Sales	—
Transfer into and/or out of Level 3	—
Balance as of September 30, 2019	$6,415	(1)
Change in net unrealized depreciation during
the period for Level 3 investments held at September 30, 2019:	$(8)
*	Unrealized depreciation is due to a change in foreign currency exchange rate.
(1)	The security (China Lumena New Materials Corp.) is classified as a Level 3 security due to a halt in trading of the security on March 25, 2014. The security is valued at fair value as determined in good faith by the Directors. The Adviser submits a report to the Directors setting forth the factors considered in determining the price. The significant unobservable input used in the fair valuation of this security is a discount of 95% from the last traded price of Hong Kong Dollar 1.25. Significant changes in the discount rate may result in a change in fair value measurement. For the duration of the period, the discount was 95%.

Leuthold Global Fund
Investments at Fair Value	Level 1	Level 2	Level 3	Total
Common Stocks
Banks	$271,850	$1,012,019	$—	$1,283,869
Beverages	419,389	—	—	419,389
Building Products	1,116,081	191,188	—	1,307,269
Capital Markets	1,861,623	356,336	—	2,217,959
Construction Materials	244,884	159,654	—	404,538
Consumer Finance	1,911,955	352,490	—	2,264,445
Entertainment	992,499	564,437	—	1,556,936
Food & Staples Retailing	1,605,043	639,799	—	2,244,842
Gas Utilities	—	134,446	—	134,446
Hotels, Restaurants & Leisure	1,872,238	—	—	1,872,238
Household Durables	1,328,553	713,252	—	2,041,805
Insurance	2,174,673	1,585,597	—	3,760,270
Interactive Media & Services	1,266,763	153,626	—	1,420,389
Internet & Direct Marketing Retail	240,507	238,893	—	479,400
IT Services	2,691,100	1,188,908	—	3,880,008
Life Sciences Tools & Services	1,293,465	740,727	—	2,034,192
Oil, Gas & Consumable Fuels	1,514,940	—	—	1,514,940
Paper & Forest Products	—	—	47,539	47,539
Semiconductors & Semiconductor Equipment	1,758,773	1,340,081	—	3,098,854
Thrifts & Mortgage Finance	154,855	—	—	154,855
Total Common Stocks	22,719,191	9,371,453	47,539	32,138,183
Exchange Traded Funds	7,223,311	—	—	7,223,311
Corporate Bonds	—	1,162,933	—	1,162,933
United States Treasury Obligations	—	2,299,594	—	2,299,594
Foreign Government Bonds	—	1,966,147	—	1,966,147
Money Market Funds	6,296,800	—	—	6,296,800
Investments Purchased as Securities Lending Collateral*	—	—	—	7,331,745
Total Investments in Securities	$36,239,302	$14,800,127	$47,539	$58,418,713

*	Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Schedule of Investments.

68	The Leuthold Funds - 2019 Annual Report

The Leuthold Funds

Securities Sold Short at Fair Value	Level 1	Level 2	Level 3	Total
Common Stocks	$3,945,590	$—	$—	$3,945,590
Exchange-Traded Funds	4,183,846	—	—	4,183,846
Total Securities Sold Short	$8,129,436	$—	$—	$8,129,436

The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

Leuthold Global Investment Fund	Investment in Securities at Fair Value

Balance as of September 30, 2018	$47,596
Accrued discounts/premiums	—
Realized gain (loss)	—
Change in unrealized depreciation	(57	)*
Purchases	—
Sales	—
Transfer into and/or out of Level 3	—
Balance as of September 30, 2019	$47,539	(1)
Change in net unrealized depreciation during the period for Level 3 investments held at September 30, 2019:	$(57)

*	Unrealized depreciation is due to a change in foreign currency exchange rate.
(1)	The security (China Forestry Holdings Co., Ltd.) is classified as a Level 3 security due to a halt in trading of the security on January 26, 2011. The security is valued at fair value as determined in good faith by the Directors. The Adviser submits a report to the Directors setting forth the factors considered in determining the price. The significant unobservable input used in the fair valuation of this security is a discount of 95% from the last traded price of Hong Kong Dollar 2.95. Significant changes in the discount rate may result in a change in fair value measurement. For the duration of the period the discount was 95%.

Leuthold Select Industries Fund
Investments at Fair Value	Level 1	Level 2	Level 3	Total
Common Stocks	$11,675,123	$—	$—	$11,675,123
Money Market Funds	133,155	—	—	133,155
Total Investments in Securities	$11,808,278	$—	$—	$11,808,278

The Fund did not invest in any Level 3 securities during the period.

Grizzly Short Fund
Investments at Fair Value	Level 1	Level 2	Level 3	Total
Money Market Funds	$70,599,843	$—	$—	$70,599,843
Total Investments in Securities	$70,599,843	$—	$—	$70,599,843

Securities Sold Short at Fair Value	Level 1	Level 2	Level 3	Total
Common Stocks	$90,328,624	$—	$—	$90,328,624
Total Securities Sold Short	$90,328,624	$—	$—	$90,328,624

The Fund did not invest in any Level 3 securities during the period.

For further information regarding security characteristics, see the Schedules of Investments and Securities Sold Short.

The Leuthold Funds - 2019 Annual Report	69

The Leuthold Funds

c)	Federal Income Taxes – Provision for federal income taxes or excise taxes has not been made since the Funds have elected to be taxed as “regulated investment companies” and intend to distribute substantially all taxable income to shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income to shareholders for tax purposes. The Funds also designate as distributions of long-term gains, to the extent necessary to fully distribute such capital gains, earnings and profits distributed to shareholders on the redemption of shares.

The tax character of distributions paid during the fiscal years ended September 30, 2019 and 2018 was as follows:

Year Ended September 30, 2019
	Leuthold Core Investment Fund	Leuthold Global Fund	Leuthold Select Industries Fund	Grizzly Short Fund
Distributions paid from:
Ordinary income	$2,916,524	$198,337	$—	$838,199
Long-term capital gain*	72,654,792	5,455,871	1,295,440	—
Total distributions paid	$75,571,316	$5,654,208	$1,295,440	$838,199

Year Ended September 30, 2018
	Leuthold Core Investment Fund	Leuthold Global Fund	Leuthold Select Industries Fund	Grizzly Short Fund
Distributions paid from:
Ordinary income	$2,274,796	$3,573,894	$5,625	$—
Long-term capital gain*	26,947,936	5,318,043	735,816	—
Total distributions paid	$29,222,732	$8,891,937	$741,441	$—

*	The funds designate these distributions as long-term capital gain dividends per IRC Sec. 852(b)(3)(C) in the 20-percent group (which may be taxed at a 20-percent rate, a 15-percent rate or 0-percent rate, depending on the shareholder’s taxable income).

At September 30, 2019, the components of accumulated earnings (deficit) on a tax basis were as follows:

	Leuthold Core Investment Fund	Leuthold Global Fund	Leuthold Select Industries Fund	Grizzly Short Fund
Undistributed ordinary income	$494,580	$82,739	$—	$52,038
Undistributed long-term gains	8,866,887	—	88,381	—
Distributable earnings	9,361,467	82,739	88,381	52,038
Capital loss carryover and late-year losses	—	(1,534,826)	(10,192)	(236,828,465)
Other accumulated gains (losses)	(4,409)	(13,854)	1	(1)
Unrealized appreciation	94,242,172	1,244,770	2,798,808	6,865,963
Total accumulated earnings (deficit)	$103,599,230	$(221,171)	$2,876,998	$(229,910,465)

70	The Leuthold Funds - 2019 Annual Report

The Leuthold Funds

Net investment income and realized gains and losses for federal income tax purposes may differ from that reported on the financial statements because of permanent book-to-tax differences. U.S. Generally Accepted Accounting Principles (“U.S. GAAP”) requires that permanent differences between financial reporting and tax reporting be reclassified between various components of net assets. These differences are primarily due to partnership adjustments, securities sold short, earnings and profits distributed to shareholders on the redemption of shares, net operating losses, and expiration of capital losses.

Additionally, U.S. GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended September 30, 2019, the following table shows the reclassifications made:

	Distributable Earnings	Paid In Capital
Leuthold Core Investment Fund	$(8,700,938)	$8,700,938
Leuthold Global Fund	141	(141)
Leuthold Select Industries Fund	(111,385)	111,385
Grizzly Short Fund	25,380,935	(25,380,935)

Under current law, the Funds may carry forward net capital losses indefinitely to use to offset capital gains realized in future years. Previous law limited the carry forward of capital losses to the eight tax years following the year the capital loss was realized. If a Fund has capital losses that are subject to current law and also has capital losses subject to prior law, the losses realized under current law will be utilized to offset capital gains before any of the losses governed by prior law can be used. As a result of these ordering rules, capital losses realized under previous law may be more likely to expire unused. Capital losses realized under current law will carry forward retaining their classification as long-term or short-term losses, whereas under prior law all capital losses were carried forward as short-term capital losses.

	Leuthold Core Investment Fund	Leuthold Global Fund	Leuthold Select Industries Fund	Grizzly Short Fund
Unlimited Short-Term	$—	$(1,534,826)	$—	$(236,828,465)

Grizzly Short Fund had $25,380,935 of capital losses expire on Septermber 30, 2019.

The Leuthold Select Industries Fund intends to defer and treat $10,192 of qualified late-year losses incurred during the fiscal year ended September 30, 2019 as arising on the first day of the fiscal year ending September 30, 2020.

As of September 30, 2019, the Funds had no tax positions that did not meet the “more likely-than-not” threshold of being sustained by the applicable tax authority. Generally, tax authorities can examine all the tax returns filed for the last three years. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the year ended September 30, 2019, the Funds did not incur any interest or penalties.

d)	Distributions to Shareholders – Dividends from net investment income, if any, are declared and paid quarterly. Distributions of net realized capital gains, if any, are declared and paid at least annually.

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e)	Use of Estimates – The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

f)	Basis for Consolidation for the Leuthold Core Investment Fund and Leuthold Global Fund – Leuthold Core, Ltd. and Leuthold Global, Ltd. (the “Subsidiaries”) acted as investment vehicles in order to enter into certain investments for the Leuthold Core Investment Fund and Leuthold Global Fund, respectively. The Subsidiaries were liquidated in May 2018.

g)	Securities Sold Short – For financial statement purposes, an amount equal to the required amount of collateral to be segregated for securities sold short is included in the Statements of Assets and Liabilities as an asset. The amount of the securities sold short, shown as a liability, is subsequently marked-to-market to reflect the current value of the securities sold short. Subsequent fluctuations in the market prices of securities sold short may require purchasing the securities at prices which could differ from the amount reflected in the Statements of Assets and Liabilities. The Funds are liable for any dividends or interest payable on securities sold short. As collateral for their securities sold short, the Funds are required under the 1940 Act to maintain segregated assets consisting of cash, cash equivalents, or liquid securities. These segregated assets are valued consistent with Note 1a. The amount of segregated assets is required to be adjusted daily to reflect changes in the fair value of the securities sold short. The Leuthold Core Investment Fund, Leuthold Global Fund, and Grizzly Short Fund’s collateral at broker for securities sold short is with one major securities dealer.

With regard to the cash collateral that is posted with counterparties, the Funds have established a collateral account for each respective counterparty with its custodian (the “Account”) and have entered into a tri-party agreement with the custodian and the respective counterparty regarding the transfer of assets to and from the Account.

The Adviser reviews each Account on a daily basis to ensure that the Account does not maintain a material amount of cash collateral in excess of what is required by the applicable counterparty (the amount of collateral required by such counterparty is subject to change and generally not known until the next business day, which necessitates the maintenance of a minimum amount of excess cash collateral). In the event that the excess cash collateral in an Account is equal to or in excess of the greater of $250,000 or 1% of the total assets of the applicable Fund calculated at each month end, then the applicable Fund, pursuant to the tri-party agreement, will instruct the custodian to sweep such excess cash collateral into the Fund’s interest bearing account with the custodian. The amount of collateral held related to this tri-party agreement is included in the Statement of Assets and Liabilities as an asset.

h)	Other – Investment and shareholder transactions are recorded on the trade date. The Funds determine the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sales proceeds. The Funds utilize an identified lot approach to transactions. Dividend income is recognized on the ex-dividend date or as soon as information is available to the Funds, and interest income is recognized on an accrual basis. Discounts and premiums on bonds are amortized using the yield to maturity method over the life of the respective bond. For financial reporting purposes, the Funds isolate changes in the exchange rate of investment securities from the fluctuations arising from changes in the market prices of securities for realized gains and losses.

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i)	Expenses – Expenses that directly relate to one of the Funds are charged directly to that Fund. Other operating expenses of the Funds, such as Directors’ fees and expenses, insurance expense, and legal fees are allocated between the Funds based on the relative net asset value of the individual Funds.

j)	Counterparty Risk – Counterparty risk may arise as the result of the failure of a counterparty to a securities contract to comply with the terms of the contract. Potential counterparty risk is measured by the creditworthiness of the counterparty and additional risk may arise from unanticipated events affecting the value of the underlying security.

k)	Recent Accounting Pronouncements – In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2017-08, Receivable-Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities. The amendments in ASU No. 2017-08 shorten the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date. ASU No. 2017-08 does not require an accounting change for securities held at a discount, which continues to be amortized to maturity. ASU No. 2017-08 is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018. Management is currently evaluating the impact, if any, of applying this provision.

In August 2018, the FASB issued ASU No. 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework-Changes to the Disclosure Requirements for Fair Value Measurement, which changes the fair value measurement disclosure requirements of Topic 820. The amendments in ASU No. 2018-13 are the result of a broader disclosure project called FASB Concept Statement, Conceptual Framework for Financial Reporting-Chapter 8: Notes to Financial Statements. The objective and primary focus of the project are to improve the effectiveness of disclosures in the notes to the financial statements by facilitating clear communication of the information required by GAAP that is most important to users of the financial statements. ASU No. 2018-13 is effective for all entities for fiscal years beginning after December 15, 2019, including interim periods therein. Early adoption is permitted for any eliminated or modified disclosures upon issuance of ASU No. 2018-13. Management has chosen to early adopt the eliminated or modified disclosures for the year ended September 30, 2019.

l)	Subsequent Events – The Funds have evaluated subsequent events through the date of issuance of the Funds’ financial statements. This evaluation did not result in any subsequent events that necessitated recognition or disclosure.

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2.	INVESTMENT TRANSACTIONS

Purchases and sales of investment securities, other than short-term investments and securities sold short, for the year ended September 30, 2019 are summarized below.

	Leuthold Core Investment Fund	Leuthold Global Fund	Leuthold Select Industries Fund
Purchases	$376,480,382	$51,644,176	$9,702,260
Sales	525,477,882	68,963,588	15,217,394

There were no purchases or sales of investment securities in the Grizzly Short Fund because this Fund invests only in securities sold short.

At September 30, 2019, gross unrealized appreciation and depreciation of investments and securities sold short and cost of investments and cost of securities sold short for tax purposes were as follows:

	Leuthold Core Investment Fund	Leuthold Global Fund	Leuthold Select Industries Fund	Grizzly Short Fund
Tax cost of Investments	$468,490,490	$49,209,470	$9,009,470	$(26,594,744)
Unrealized Appreciation	100,665,735	3,610,620	2,934,363	8,931,361
Unrealized Depreciation	(6,423,563)	(2,365,850)	(135,555)	(2,065,398)
Net unrealized appreciation	$94,242,172	$1,244,770	$2,798,808	$6,865,963

The differences between book and tax basis of unrealized appreciation (depreciation) are primarily attributable to the tax deferral of losses on wash sales and passive foreign investment company transactions.

The Leuthold Core Investment Fund owned 5% or more of the voting securities of the following companies during the year ended September 30, 2019. As a result, these companies are deemed to be affiliates of the Leuthold Core Investment Fund as defined by the 1940 Act. Transactions during the period in these securities of affiliated companies were as follows:

Leuthold Core Investment Fund
Security Name	Share Balance 09/30/19	Fair Value at 09/30/18	Purchases	Sales	Realized Gain (Loss)	Change in Unrealized Appreciation	Fair Value at 09/30/19	Dividend Income
Invesco Currency Shares Japanese Yen Trust	223,014	$24,151,976	$—	$(5,440,782)	$(235,283)	$1,138,170	$19,614,081	$—

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3.	INVESTMENT ADVISORY AND OTHER AGREEMENTS

Each of the Funds has entered into an Investment Advisory Agreement (“advisory agreement”) with the Adviser. Pursuant to its advisory agreement with the Funds, the Adviser is entitled to receive a fee, calculated daily as applied to each Fund’s average daily net assets and payable monthly, at annual rates of:

Leuthold Core Investment Fund	Leuthold Global Fund	Leuthold Select Industries Fund	Grizzly Short Fund
0.90%	0.90%	1.00%	1.25%

The Adviser has agreed to waive its advisory fee and/or reimburse the Funds’ other expenses, to the extent necessary to ensure that the Funds’ total operating expenses (exclusive of interest, taxes, brokerage commissions, dividends and interest on securities sold short, and extraordinary items) do not exceed the following rates, based on each Fund’s average daily net assets:

Leuthold Core Investment Fund	Leuthold Global Fund	Leuthold Select Industries Fund	Grizzly Short Fund
1.25%	1.85%	1.50%	2.50%

Any waiver or reimbursement is subject to later adjustments to allow the Adviser to recoup amounts previously waived or reimbursed to the extent actual fees and expenses for a fiscal period are less than each Fund’s expense limitation, provided, however, that the recoupment period for the Adviser is limited to three years from the time the expenses were waived or incurred and is limited to the lesser of (1) the expense cap in effect at the time of the waiver, and (2) the expense cap in effect at the time of recapture.

Amounts subject to future recoupment as of September 30, 2019 are as follows:

Leuthold Select Industries Fund
Year of Expiration	Recoverable Amount
9/30/2020	$ 40,903
9/30/2021	28,151
9/30/2022	35,213

U.S. Bancorp Fund Services, LLC (“Fund Services”), doing business as U.S. Bank Global Fund Services, serves as transfer agent, administrator, and accounting services agent for the Funds. U.S. Bank, N.A. serves as custodian for the Funds.

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4.	DISTRIBUTION PLAN

The Leuthold Global Fund – Retail Class has adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, whereby Rafferty Capital Markets, LLC serves as distributor. This plan allows the Fund to use up to 0.25% of its average daily net assets to pay sales, distribution, and other fees for the sale of its shares and for services provided to investors. The Fund may pay all or a portion of this fee to any securities dealer, financial institution, or any other person who renders personal service to the Fund’s shareholders, assists in the maintenance of the Fund’s shareholder accounts, or who renders assistance in distributing or promoting the sale of shares of the Fund pursuant to a written agreement approved by the Directors. To the extent such fee is not paid to such persons, the Fund may use the fee for its expenses of distribution of its shares, including, but not limited to, payment by the Fund of the cost of preparing, printing, and distributing Prospectuses and Statements of Additional Information to prospective investors and of implementing and operating the plan.

5.	SUB-TRANSFER AGENT & SHAREHOLDER SERVICING FEE PLANS

The Funds are permitted to pay sub-transfer agent fees for various platform agreement not to exceed 0.15% of the Funds’ average daily net assets. In addition, the Retail Class shares of the Leuthold Core Investment Fund, Leuthold Select Industries Fund, and Grizzly Short Fund have adopted a Shareholder Servicing Fee Plan not to exceed 0.15% of these Funds’ Retail Class shares average daily net assets. These fees are used to finance certain activities related to servicing and maintaining shareholder accounts. Sub-transfer agent and shareholder servicing fees incurred by the Funds are disclosed in the Statements of Operations.

6.	INDEMNIFICATIONS

The Funds enter into contracts that contain a variety of indemnifications. The Funds’ maximum exposure under these arrangements is unknown. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

7.	ILLIQUID SECURITIES

Each Fund may invest up to 15% of net assets in illiquid investments. An “illiquid investment” is any investment that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. A Fund will take into account relevant market, trading, and investment specific considerations when determining whether an investment is an illiquid investment. The illiquidity status of an investment is generally evaluated monthly. The 15% limitation may include securities whose disposition would be subject to legal restrictions (“restricted securities”). Restricted securities often have a market value lower than the market price of unrestricted securities of the same issuer and are not readily marketable without some time delay. This could result in a Fund being unable to realize a favorable price upon disposition of restricted securities and in some cases might make disposition of such securities at the time desired by the Fund impossible.

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8.	LENDING PORTFOLIO SECURITIES

The Funds may lend portfolio securities constituting up to 30% of total assets to unaffiliated broker dealers, banks, or other recognized institutional borrowers of securities, provided that the borrower at all times maintains cash, U.S. government securities, or equivalent collateral or provides an irrevocable letter of credit in favor of the Funds equal in value to at least 100% of the value of the securities loaned. During the time portfolio securities are on loan, the borrower pays the lending Fund an amount equivalent to any dividends or interest paid on such securities, and the Fund may receive an agreed-upon amount of interest income from the borrower who delivered equivalent collateral or provided a letter of credit. Loans are subject to termination at the option of the lending Fund or the borrower. The lending Fund may pay reasonable administrative and custodial fees in connection with a loan of portfolio securities and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to the borrower or placing broker. The lending Fund does not have the right to vote securities on loan but could terminate the loan and regain the right to vote if that were considered important with respect to the investment.

The primary risk in securities lending is a default by the borrower during a sharp rise in price of the borrowed security resulting in a deficiency in the collateral posted by the borrower. The Funds will seek to minimize this risk by requiring that the value of the securities loaned will be computed each day and additional collateral be furnished each day if required.

As of September 30, 2019, the market value of the securities on loan and payable on collateral received for securities lending were as follows:

	Market Value of Securities on Loan	Payable on Collateral Received
Leuthold Core Investment Fund	$57,032,547	$58,159,492
Leuthold Global Fund	7,193,841	7,331,745

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Directors

Leuthold Funds, Inc.

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments and securities sold short (as applicable), of Leuthold Funds, Inc., comprising Leuthold Core Investment Fund, Leuthold Global Fund, Leuthold Select Industries Fund, and Grizzly Short Fund (collectively, the “Funds”), including the schedules of investments, as of September 30, 2019, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds at September 30, 2019, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on each of the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of the Funds’ internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits include performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2019, by correspondence with the custodians. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Funds’ auditor since 2002.

Minneapolis, Minnesota
November 26, 2019

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ADDITIONAL INFORMATION (Unaudited)

SHAREHOLDER NOTIFICATION OF FEDERAL TAX STATUS (Unaudited)

The percentage of dividend income distributed for the year ended September 30, 2019, which is designated as qualified dividend income under the Jobs and Growth Tax Relief Reconciliation Act of 2003, is as follows: Leuthold Core Investment Fund 100.00%, Leuthold Global Fund 100.00%, and Leuthold Select Industries Fund 0.00%.

The percentage of dividend income distributed for the year ended September 30, 2019, designated as qualified dividends received deduction available to corporate shareholders, is as follows: Leuthold Core Investment Fund 100.00%, Leuthold Global Fund 84.36%, and Leuthold Select Industries Fund 0.00%.

The Leuthold Core Investment Fund, Leuthold Global Fund, and Leuthold Select Industries Fund designated 31.94%, 25.15%, and 50.31%, respectively, of their ordinary distributions paid as qualified interest related dividends under the Internal Revenue Code Section 871(k)(1)(C) for the year ended September 30, 2019.

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ADDITIONAL DISCLOSURE REGARDING FUND DIRECTORS AND OFFICERS (UNAUDITED)

Independent Directors

Name, Year of Birth, and Address	Position(s) Held with the Company	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Fund Complex Overseen By Director	Other Directorships Held by Director

Lawrence L. Horsch (1934) c/o Leuthold Weeden Capital Management 150 South Fifth Street Suite 1700 Minneapolis, MN 55402	Chairman and Director	Indefinite, Director since 1995	Chairman, Eagle Management & Financial Corp., a management consulting firm	4	Somero Enterprises and Pioneer Sales Group

Steven R. Schroll (1957) c/o Leuthold Weeden Capital Management 150 South Fifth Street Suite 1700 Minneapolis, MN 55402	Director and Chair of Nominating Committee	Indefinite, Director since 2019	Retired. Served as Senior Equity Portfolio Manager at Ameriprise Financial (Columbia Management) from 2002 to 2018	4	None

Addison L. Piper (1946) c/o Leuthold Weeden Capital Management 150 South Fifth Street Suite 1700 Minneapolis, MN 55402	Director and Chair of Audit Committee	Indefinite, Director since 2009	Retired Chairman and Chief Executive Officer of Piper Jaffray Companies and PREDEX.	4	Piper Jaffray Companies and PREDEX

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ADDITIONAL DISCLOSURE REGARDING FUND DIRECTORS AND OFFICERS (UNAUDITED)

Interested Persons

Name, Year of Birth, and Address	Position(s) Held with the Company	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	# of Portfolios in Fund Complex Overseen By Director	Other Directorships Held by Director

John C. Mueller (1968) 150 South Fifth Street Suite 1700 Minneapolis, MN 55402	Director President	Indefinite, Director since 2009 One year term, President since 2011	Co-Chief Executive Officer of The Leuthold Group since 2005. Involved in Sales and Marketing for The Leuthold Group since 2001.	4	None

Holly J. Weiss (1968) 150 South Fifth Street Suite 1700 Minneapolis, MN 55402	Secretary and Treasurer	One Year Term, Secretary and Treasurer since 2009	Chief Financial Officer of the Adviser since 2011 and Controller of the Adviser from 2008 to 2011.	N/A	N/A

Roger A. Peters (1960) 150 South Fifth Street Suite 1700 Minneapolis, MN 55402	Vice President and Chief Compliance Officer and Anti-Money Laundering Officer	One Year Term, Chief Compliance Officer since 2006 and Vice President since 2007 and Anti-Money Laundering Officer since 2011	Chief Compliance Officer of the Adviser since 2005.	N/A	N/A
Glenn R. Larson (1965) 150 South Fifth Street Suite 1700 Minneapolis, MN 55402	Assistant Secretary	One Year Term, Assistant Secretary since 2006	Compliance Officer of the Adviser since 2005.	N/A	N/A

The Statement of Additional Information includes additional information about the Funds’ Directors and is available free of charge upon request by calling the Funds toll free at (800) 273-6886.

Information regarding the method the Funds use to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free at (800) 273-6886 or by accessing the Funds’ website at https://funds.leutholdgroup.com. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge upon request by calling toll-free at (800) 273-6886 or on the SEC’s website at www.sec.gov.

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Inside Back Cover - blank

Leuthold Funds

Investment Adviser:
The Leuthold Group, LLC, doing business as Leuthold Weeden Capital Management, Minneapolis, Minnesota

Administrator, Transfer Agent,
Fund Accountant,
Shareholder Servicing Agent:
U.S. Bancorp Fund Services, LLC, Milwaukee, Wisconsin

Custodian:
U.S. Bank, N.A., Milwaukee, Wisconsin

Counsel:
Foley & Lardner, LLP, Milwaukee, Wisconsin

Independent Registered
Public Accounting Firm:
Ernst & Young LLP, Minneapolis, Minnesota

The Funds are required to file their complete schedules of portfolio holdings with the SEC for their first and third fiscal quarters on Form N-PORT. Once filed, the Fund’s Form N-PORT is available without charge, upon request on the SEC’s website (http://www.sec.gov) and may be available by calling 1-800-273-6886. You can also obtain copies of Form N-PORT by (i) visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330); (ii) sending your request and a duplicating fee to the SEC’s Public Reference Room, Washington, DC 20549-0102; or (iii) sending your request electronically to publicinfosec.gov.

This report is authorized for distribution only when preceded or accompanied by a current prospectus.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.  A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of directors has determined that there is at least one audit committee financial expert serving on its audit committee.  Addison Piper is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  No “other services” were provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 9/30/2019	FYE 9/30/2018
Audit Fees	$193,700	$210,900
Audit-Related Fees	$0	$0
Tax Fees	$15,500	$15,100
All Other Fees	$0	$0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Ernst & Young, LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 9/30/2019	FYE 9/30/2018
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.  (If more than 50 percent of the accountant’s hours were spent to audit the registrant's financial statements for the most recent fiscal year, state how many hours were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.)

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 9/30/2019	FYE 9/30/2018
Registrant	$ 0	$ 0
Registrant’s Investment Adviser	$ 0	$ 0

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Principal Executive Officer and Treasurer/Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit.  Incorporated by reference to previous Form N-CSR filing, filed December 8, 2008.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Leuthold Funds, Inc.

By (Signature and Title)* /s/ John Mueller
                                          John Mueller, President/Principal Executive Officer

Date  December 6, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* )* /s/ John Mueller
                                             John Mueller, President/Principal Executive Officer

Date  December 6, 2019

By (Signature and Title)* /s/ Holly Weiss
                                          Holly Weiss, Treasurer/Principal Financial Officer

Date   December 6, 2019

* Print the name and title of each signing officer under his or her signature.